SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Bay Bancorp, Inc.
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BAY BANCORP, INC.
2328 West Joppa Road, Suite 325
Lutherville, Maryland 21093

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2015

To the Stockholders of Bay Bancorp, Inc.:

The 2015 Annual Meeting (the “Annual Meeting”) of Stockholders of Bay Bancorp, Inc., a Maryland corporation (the “Company”), will be held at 7151 Columbia Gateway Drive, Suite A, Columbia, Maryland 21046, on May 27, 2015, at 10:00 a.m., prevailing local time, for the following purposes:

1.
To elect the nine nominees named in the attached Proxy Statement and proxy card to serve on the Company’s Board of Directors for one-year terms and until their respective successors are duly elected and qualified

2.	To approve the Bay Bancorp, Inc. 2015 Equity Compensation Plan;

3.	To ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for 2015;

4.	To adopt a non-binding advisory resolution approving the compensation paid to the Company’s named executive officers for 2014; and

5.	To transact such other business as may be properly brought before the meeting or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on March 31, 2015 as the record date for determining stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the enclosed Proxy Statement and Annual Report of the Company for the fiscal year ended December 31, 2014.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO PROMPTLY VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED PROXY. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE U.S.A. OR CANADA. STOCKHOLDERS ATTENDING THE MEETING MAY REVOKE THEIR PROXIES AND PERSONALLY VOTE ON ALL MATTERS THAT ARE CONSIDERED. IT IS IMPORTANT THAT YOUR SHARES BE VOTED.

By Order of the Board of Directors

Josie Porterfield
Assistant Secretary

Lutherville, Maryland April 15, 2015

BAY BANCORP, INC. PROXY STATEMENT

Table of Contents

Page

SOLICITATION, VOTING AND REVOCATION OF PROXIES	3
THE ELECTION OF NINE DIRECTORS TO SERVE UNTIL THE 2016 ANNUAL MEETING (Proposal 1)	4
CORPORATE GOVERNANCE	6
DIRECTOR COMPENSATION	9
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS	10
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES	10
EXECUTIVE COMPENSATION	11
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16
Approval of THE COMPANY’S 2015 EQUITY COMPENSATION PLAN (Proposal 2)	16
EQUITY COMPENSATION PLAN INFORMATION	22
AUDIT COMMITTEE REPORT	23
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 3)	23
AUDIT FEES AND SERVICES	24
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 4)	24
STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS	25
FINANCIAL STATEMENTS	25
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	25
OTHER MATTERS	25

BAY BANCORP, INC.
2328 West Joppa Road, Suite 325
Lutherville, Maryland 21093
410-494-2580

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 27, 2015

SOLICITATION, VOTING AND REVOCATION OF PROXIES

This Proxy Statement (the “Proxy Statement”) and the enclosed proxy card are being furnished to stockholders on or about April 15, 2015 in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Bay Bancorp, Inc., a Maryland corporation (the “Company”, “we”, “us” and “our”), of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 27, 2015, at 10:00 a.m., prevailing local time, and any adjournments or postponements thereof. The Annual Meeting will be held at our Operations Center located at 7151 Columbia Gateway Drive, Suite A, Columbia, Maryland 21046.

The Board of Directors has appointed Robert Aumiller, Mark Caplan and Harold Hackerman as proxies with full power of substitution. A proxy may be revoked at any time prior to its exercise by (i) giving written notice of revocation to the Company, (ii) executing and delivering a proxy card to the Company bearing a later date, or (iii) attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not automatically revoke such stockholder’s proxy.

Please complete, date, and sign the accompanying proxy card and return it to us promptly in the enclosed envelope.

The Company will bear the cost of soliciting proxies. In addition to the solicitation of proxies by mail, we also may solicit proxies personally or by telephone through our directors, officers, and regular employees. The Company also will request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

A separate notice of our intention to use the householding rules promulgated by the Securities and Exchange Commission (the “SEC”) is included with this mailing and is described below in the section entitled, “Delivery of Documents to Stockholders Sharing an Address”. Please note that if you own shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), through a nominee (such as bank or broker), information regarding householding should be forwarded to you by the nominee.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD MAY 27, 2015

The Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders (including its Annual Report on Form 10-K for the year ended December 31, 2014), are available at:  http://www.baybankmd.com/AboutUs/InvestorRelations/PROXYMATERIALS.aspx.

Quorum Requirement

Pursuant to the Maryland General Corporation Law and the Company’s Bylaws, the presence, in person or by proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting shall constitute a quorum. Persons appointed by the Company to act as election inspectors for the meeting will count votes cast by proxy or in person at the Annual Meeting.  Withheld votes (in the case of the election of directors), abstentions and broker non-votes (as defined below) will be counted for purposes of determining whether a quorum is present.

Voting Procedures

Each share of Common Stock is entitled to one vote on each matter submitted to stockholders.  Stockholder votes will be tabulated by the Company’s designee, Broadridge Financial Solutions.

The shares of Common Stock represented by all properly executed proxy cards received pursuant to this solicitation will be voted in accordance with the voting instructions given in those proxy cards.  Except as discussed below with respect to shares held in street name, properly executed, unrevoked proxy cards received by the Company on which no voting instructions have been given by a stockholder will be voted FOR the election of the nine director nominees named in Proposal 1, FOR the approval of the Bay Bancorp, Inc. 2015 Equity Compensation Plan described in Proposal 2, FOR the ratification of the appointment of McGladrey, LLP (“McGladrey”) as the Company’s independent registered public accounting firm for 2015, as described in Proposal  3, FOR the adoption of the non-binding advisory resolution (the “Say-on-Pay Vote”) approving the compensation paid to the Company’s named executive officers for 2014, as described in Proposal 4, and in the discretion of the proxies with respect to any other matter that may properly come before the meeting or any adjournments or postponements thereof pursuant to Proposal 5.

Please note that if you hold your shares in a stock brokerage account or if your shares of Common Stock are held by a bank or other nominee (that is, in street name), you may not vote those shares by returning a proxy card directly to the Company or by voting in person at the Annual Meeting unless you provide a “legal proxy”, which you must obtain from your bank, broker or nominee. In addition, your broker, bank or other nominee will not vote those shares (a “broker non-vote”) on any non-routine or contested matter unless you provide voting instructions to your broker, bank or other nominee. The matters to be voted on pursuant to Proposal 1, Proposal 2 and Proposal 4 are non-routine items.  Proposal 3 is a routine item.  Thus, if your broker or other street name holder of record signs and returns a proxy card on your behalf but does not indicate how the shares represented thereby should be voted, then the shares will be voted FOR in Proposal 3, but will not be voted on any other proposal.

Accordingly, you should instruct your broker, bank or other nominee to vote your shares by following the instructions provided by the broker, bank or nominee when it sends this Proxy Statement to you.

Voting Securities; Record Date

The Board of Directors has fixed the close of business on March 31, 2015 as the record date for determining those stockholders who are entitled to receive notice of and to vote at the Annual Meeting.

As of the record date, there were 11,030,773 shares of the Common Stock issued and outstanding.

THE ELECTION OF NINE DIRECTORS TO SERVE UNTIL THE 2016 ANNUAL MEETING (Proposal 1)

At the Annual Meeting, stockholders will be asked to elect the following nine (9) nominees to the Board of Directors for one-year terms and until their respective successors are duly elected and qualified:  Pierre Abushacra; Robert J. Aumiller; Steven K. Breeden; Mark M. Caplan; Michael J. Chiaramonte; Harold I. Hackerman; Eric D. Hovde; Charles L. Maskell, Jr.; and Joseph J. Thomas. Biographical and other information regarding each of the nominees is set forth below in the section of this Proxy Statement entitled, “Information Regarding Directors and Director Nominees”.

All of the nominees other than Messrs. Abushacra and Chiarmonte are current directors of the Company and its bank subsidiary, Bay Bank, F.S.B. (the “Bank”), and were elected to the Board by stockholders at the 2014 Annual Meeting.  Kevin G. Byrnes is not standing for reelection at the Annual Meeting, and his term as a director will expire at the conclusion of the Annual Meeting.  Messrs. Abushacra and Chiarmonte were recommended for nomination by Mr. Thomas.  Each nominee has consented to serve as a director if elected.

In the event that any of the nominees should be unable to serve on the Board of Directors, the appointed proxies will vote the shares represented by all duly executed proxy cards received by the Company for such substitute nominee or nominees as they, in their sole discretion, shall determine. Alternatively, the Board of Directors may elect to further reduce the size of the Board of Directors.  The Board of Directors has no reason to believe that any nominee named herein will be unable to serve.

Vote Required

Assuming the presence of a quorum, a plurality of the shares voted at the Annual Meeting is necessary to elect a nominee as a director. In other words, the nominee who receives the greatest number of votes cast for that directorship position, up to the number of nominees up for election, will be elected.  Withheld votes and broker non-votes if any, will have no effect on the outcome of the vote for the election of directors.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” the election of each of the director nominees.

Information Regarding Directors and Director Nominees

This section of the Proxy Statement provides, as of April 15, 2015, the names and ages of all nominees, their principal occupations and business experience during at least five years, and their qualifications for service as directors.

Pierre Abushacra, 47. Pierre resides in Montgomery County, Maryland.  In 1984, at the age of 17, his mother’s experience as a Lebanese pastry chef allowed the family to immigrate to the US and become US citizens. Pierre graduated from George Washington University’s School of Business with a major in Finance in 1988 after which he worked in Washington DC in private banking for 4 years.  In 1992, Pierre founded Firehook Bakery with 2 partners. Firehook started as a sourdough bread bakery and café in Old Town Alexandria. Firehook currently operates a wholesale bakery and 10 company owned and operated cafes in the Washington DC metro area. In 2012, Firehook launched a packaged goods line of baked crackers distributed nationally to conventional supermarkets and natural food stores. Pierre founded Kapa Capital Limited, as his family real estate investment company, to acquire and renovate commercial property in Washington DC. The properties include office, retail and warehouse property in Washington DC and Northern Virginia. Pierre has placed a high value on community involvement and support for entrepreneurship. He is a member of the Young Presidents Organization US Capital chapter and has been a board member in the Dupont Circle and Cleveland Park Business Associations.

The Board of Directors believes that Mr. Abushacra’s qualifications for serving as a director include his entrepreneurial background and experience as a business owner within the target market for the Bank.

Robert J. Aumiller, 67. Mr. Aumiller is the past President of Mackenzie Commercial Real Estate Services, LLC, a commercial real estate brokerage where he served for over 30 years.  Mr. Aumiller currently serves as Executive Vice President of Mackenzie Ventures. LLC, the holding company of all of the Mackenzie subsidiaries.  Mr. Aumiller acts as Project Team Leader and oversees and participates in all facets of the operation of the company and has been a licensed real estate broker for more than 25 years. Mr. Aumiller also has significant commercial development experience, having been involved in build-to-suit projects and equity participations and acquisitions, as well as services relating to site selection, marketing and feasibility analysis, building design and construction, financing, and management of various industrial, medical and office facilities. Mr. Aumiller is also an attorney who, prior to joining Mackenzie in 1984, was engaged in private practice representing various real estate investors and developers. Prior to that time, Mr. Aumiller was an Assistant Attorney General for the State of Maryland and, among other clients, represented the Maryland Real Estate and Banking Commissions and served as counsel to the Maryland State Department of Assessments and Taxation. Mr. Aumiller is past president of the Maryland Chapter of NAIOP and has lectured both locally and nationally on build-to-suit development and the development process.  Mr. Aumiller, who serves on the Board’s Executive Committee and Compensation Committee, has served as a director of the Company since 2001 and of the Bank since April 19, 2013.  Between 2001 and April 19, 2013, he served as a director of Carrollton Bank, which merged into the Bank on April 19, 2013 in connection with the Company’s merger on that date (the “Merger”) with Jefferson Bancorp, Inc. (“Jefferson”).

The Board of Directors believes that Mr. Aumiller’s qualifications for serving as a director include his experience as both a commercial and residential developer, which gives him valuable insight into the sector in which we originate a large portion of our loans, as well as his entrepreneurial, financial and operational expertise.

Steven K. Breeden, 55.  Mr. Breeden is a principal in Security Development Corporation, a diversified real estate development company located in Howard County, Maryland.  Mr. Breeden has been with Security Development for more than 32 years, where his work has involved financial analysis of commercial real estate projects, economic modeling and daily project monitoring.  He is responsible for the company’s banking relationships.    Mr. Breeden holds a Master’s degree in Finance. Mr. Breeden, who serves on the Board’s Audit Committee and Compensation Committee, has served as a director of the Company since 1995 and of the Bank since April 19, 2013.  Between 1995 and April 19, 2013, he served as a director of Carrollton Bank.

The Board of Directors believes that Mr. Breeden’s qualifications for serving as a director include his knowledge of the Bank’s business and operations as a result of his years of service as a director of the Company and the Bank and his extensive understanding of the local real estate industry and market involvement gained from his more than 30 years of experience in most aspects of real estate development, with a concentration in complex financing, of residential and commercial projects throughout the Baltimore area.

Mark M. Caplan, 56.  Mr. Caplan is a Baltimore native who has been very active in real estate investment and management as well as equipment and vehicle financing in the region.  He is the President and CEO of the Time Group, a real estate equity firm where he has worked since 1980.  Time Group has interests in approximately 6,000 units in multi-family, manufactured housing, and senior living.  He is also a founder and is currently the Chairman of the WPM Real Estate Group, a manager of multi-family properties as well as other property types currently comprising in excess of 17,000 units.  In addition to his real estate activities, Mr. Caplan is the Chairman of Madison Capital, an independent vehicle and equipment financing firm he founded in 1984.  Mr. Caplan was previously on the Board of Sterling Bank & Trust which was sold to Carroll County Bank & Trust in the late 1990s.  Mr. Caplan is active in the non-for-profit community in Baltimore, having served on the Boards of The Walters Art Museum, The Bryn Mawr School, The Gilman School, Center Stage and St. Ignatius Loyola Academy.  Mr. Caplan is a graduate of Johns Hopkins University where he received his Bachelor of Arts degree in Social & Behavioral Sciences and received his Master of Business Administration from the Columbia Business School.  Mr. Caplan serves as Chairman of the Board’s Compensation Committee and he also serves on the Board’s Audit Committee and Nominating and Corporate Governance Committee (the “Nominating Committee”).  Mr. Caplan has served as a director of the Company since April 19, 2013 and of the Bank since April 2012.

The Board of Directors believes that Mr. Caplan’s qualifications for serving as a director include his experience investing in real estate, general management experience, as well as credit experience lending to businesses in the mid-Atlantic region.

Michael J. Chiaramonte, 53. After a 30 year career in hospital administration, health system development, and physician practice operations, Mr. Michael Chiaramonte serves as President & CEO of Michael J. Chiaramonte & Associates. This consulting and advisory firm offers support to individuals, corporations, and government in matters ranging from healthcare system operations, healthcare policy, wealth management and hospitality services. Mr. Chiaramonte also serves as President of two other corporations which he owns; the Colony South Hotel & Conference Center and the Rehabilitation Centers of Southern Maryland.  Mr. Chiaramonte is the former President of MedStar Southern Maryland Hospital Center, and the founder of the Southern Maryland Healthcare System. As hospital President, he was responsible for all strategic and tactical operations of the hospital, including strategy development and financial planning, patient safety and quality, physical plant operations, and medical staff administration. In addition to hospital services, he was responsible for oversight of a 24-bed sub-acute skilled nursing facility, a 35 physician multi-specialty medical practice, medical real estate, and several home care provider corporations.  Mr. Chiaramonte holds a Master of Business Administration in Finance and Investments from The George Washington University and a Bachelor of Arts in Management and Marketing from James Madison University. He also earned a Graduate Certificate in Implementing Strategy from the University of Pennsylvania's Wharton School of Business.

The Board of Directors believes that Mr. Chiaramonte’s qualifications for serving as a director include his experience and knowledge in the healthcare industry as well as a leader and business owner in the community.

Harold “Hal” Hackerman, 63.  Mr. Hackerman is a director and President of the Audit, Accounting, and Consulting Firm of Ellin & Tucker, Chartered, a regional accounting firm headquartered in Baltimore.  Mr. Hackerman has been with Ellin & Tucker since 1984.   During his accounting career, he has had responsibility for both publicly traded and closely held businesses.  His industry expertise includes wholesale distribution, manufacturing, not-for-profit, fast-food, brokerage, real estate, and construction organizations.  In addition, Mr. Hackerman has extensive experience in mergers and acquisitions, assisting companies in financially troubled situations and bankruptcies representing debtors, unsecured creditors, and secured lenders.  He is a graduate of Fairleigh Dickinson University where he earned a Bachelor of Science degree.  Mr. Hackerman, who serves as Chairman of the Nominating Committee and on the Board’s Audit Committee, has been a director of the Company since 2002 and of the Bank since April 19, 2013.  Between 2002 and April 19, 2013, he served as a director of Carrollton Bank.

The Board of Directors believes that Mr. Hackerman’s extensive public accounting experience, which has given him a thorough understanding of financial regulations applicable to the Company and the Bank, and his valuable insight as to accounting-related matters, such as internal controls, makes him an appropriate choice to serve as a director.

Eric D. Hovde, age 50. Mr. Hovde has started and managed numerous business enterprises, which have provided him with an expertise in the financial services and real estate-related industries.  He is the Chairman and Chief Executive Officer of H Bancorp, a $1.3 billion private bank holding company. Further, he is the Chief Executive Officer of Hovde Capital Advisors LLC, an asset management firm that focuses on investing in the financial services and real estate sectors of the public equity markets. Mr. Hovde also oversees the management and large development projects of Hovde Properties LLC, a third generation family company in Madison, Wisconsin, and he serves on the board of directors of ePlus, Inc., a leading integrator of technology solutions.  As a long-time community banker, Mr. Hovde has also served as a director on numerous community bank and thrift boards. As a controlling shareholder, he currently serves as the Chairman of Sunwest Bank in California.  Additionally, Mr. Hovde is a significant stockholder and board member of ePlus, Inc., a leading value-added reseller and lessor of technology products and services.  He earned his degrees in Economics and International Relations at the University of Wisconsin.  Mr. Hovde, who has previously served on the Nominating Committee and as Chairman of the Bank’s ALCO Committee, has served as a director of the Company and the Bank since September 25, 2013.

The Board of Directors believes that Mr. Hovde’s qualifications for serving as a director include his experience and background in managing diverse financial organizations and serving on the boards of these organizations. Mr. Hovde is also knowledgeable in the area of mergers and acquisitions, providing valuable insight to the Company on related activities.

Charles L. Maskell Jr, 55.  Mr. Maskell began his career as a CPA in a public accounting firm in 1982 and for over 15 years had been Managing Director and Partner for accounting, audit and consulting services firms. He is a founder and the Managing Director of Chesapeake Corporate Advisors, LLC, a middle market investment bank and corporate advisory firm, a position he has held since December 2005. In this role Mr. Maskell provides emerging and middle market companies with business strategy, valuations, and mergers and acquisitions services.  Mr. Maskell regularly consults with clients regarding divestitures, acquisitions and mergers conducting both strategic and fair market value engagements. From January 1998 through November 2005, Mr. Maskell was Managing Director – Consulting Services with RSM McGladrey, Inc., a national business consulting, accounting and tax firm with focus on middle market companies currently known as McGladrey, LLC.  Mr. Maskell is a Certified Business Appraiser through The Institute of Business Appraisers and is certified in Mergers and Acquisitions through the Alliance of Merger and Acquisition Advisors. He also served as Chairman and Member of the Loyola University – Maryland Sellinger School of Business Board of Sponsors and is currently a member of Board of Trustees of Mercy Medical Center.  Mr. Maskell, who serves as Chairman of the Board’s Audit Committee as well as on the Board’s Executive Committee and Nominating Committee, has served as a director of the Company since April 19, 2013 and of the Bank since May 2012.

The Board of Directors believes that Mr. Maskell’s qualifications for serving as a director include his experience in public accounting and corporate advisory work, which gives him informed insight into lending to small and middle market businesses as well as experience in the financial reporting and corporate governance required by the Bank.

Joseph J. Thomas, 50.  Mr. Thomas has served as a director of the Company since April 2013 and of the Bank since July 2010, has served as the Executive Chairman of the Company and the Bank since February 2014, and has served as the President and CEO of the Company and the Bank since December 5, 2014.  Mr. Thomas was the founding Chairman of the Company and previously served as Managing Director of Hovde Private Equity Adivisors and Financial Services Partners Fund I, a private equity fund dedicated to investing in financial services companies and community banks.   Mr. Thomas also serves on the boards of First Atlantic Financial Holdings, a community bank based in Jacksonville, FL, and Middlefield Bancorp, a NASDAQ-listed community bank holding company in Middlefield Ohio.  Previously, Mr. Thomas enjoyed a distinguished 20-year career with Wachovia Corporation.  Mr. Thomas was Managing Director and Head of Financial Institutions Investment Banking for Wachovia Securities.  In this role, he was responsible for all mergers and acquisitions, equity capital markets, private equity, fixed income and corporate banking activities with U.S. banks, asset management firms, insurance companies, and specialty finance clients. Over the course of his career at Wachovia, Mr. Thomas held a range of corporate finance, capital markets and investment management positions.  Mr. Thomas holds a Masters of Business Administration degree from Fuqua School of Business at Duke University and a Bachelor of Arts degree from the University of Virginia.  In addition, Mr. Thomas is a Chartered Financial Analyst and a member of the CFA Society of Washington, DC.  He is a National Association of  Corporate Directors Governance Fellow.  Mr. Thomas also serves as a Trustee of the Saint Stephens and Saint Agnes School Foundation and is an Emeritus Trustee of the College of Arts and Sciences Foundation at the University of Virginia.

The Board of Directors believes that Mr. Thomas’ qualifications for serving as a director include his experience in the banking industry for nearly 30 years in a variety of capacities, including as founding Chairman of Jefferson and as a director of several community banks, and his achievement of various designations as a financial services industry expert.

CORPORATE GOVERNANCE

Board Leadership and Oversight of Risk Management

The position of Chairman of the Board of Directors and the position of Chief Executive Officer are not normally held by the same person. In February 2014, the Board established the position of Executive Chairman and appointed Joseph J. Thomas to that position, while the Chief Executive Officer position was held by Kevin B. Cashen.  As the Executive Chairman, Mr. Thomas is tasked with, among other things, (i) establishing the strategic direction of the Company and the Bank with the Board and management, (ii) leading corporate development, mergers and acquisitions, and non-bank business line expansion, (iii) coordinating capital planning and investor relations, and (iv) leading talent development and enterprise risk management.  The foregoing structure is not required by the Company’s Charter or Bylaws, but, in creating this structure, the Board believed that (i) it would be important to maintain Board leadership that is separate from management, as that structure would allow the Chairman to focus on leading the Board and the Chief Executive Officer to focus on managing the Company and (ii) a Chairman who does not also serve as the Chief Executive Officer would facilitate discussion among directors regarding the performance of management, including the Chief Executive Officer.  On December 5, 2014, in connection with Mr. Cashen’s resignation as the President and Chief Executive Officer, Mr. Thomas began to also serve as the Company’s President and Chief Executive Officer, so the positions of Chairman of the Board and CEO are currently held by the same person.  To date, the Board has not appointed a lead independent director.  The Nominating Committee is in the process of reviewing the Company’s leadership structure in light of recent management changes and the business of and risks currently faced by the Company and the Bank to determine the structure that is most appropriate for the Company and in the best interests of stockholders and will make its recommendations to the Board once it has completed its review.

The Board of Directors, together with the Audit, Executive, Nominating, Asset Liability, Loan and Compensation Committees of the Board, coordinate with each other to provide enterprise-wide oversight of our management and handling of risk. These committees report regularly to the entire Board of Directors for both the Company or the Bank on risk-related matters within their areas of oversight, which provides the Board of Directors with integrated insight about our management of strategic, credit, interest rate, financial reporting, technology, liquidity, compliance, operational and reputational risks.

In addition, the consolidation of the management of our securities portfolio, loan review, internal audit, compliance and asset liability/liquidity management at the holding company level provides additional risk oversight which further mitigates overall risk to the Company. While we have not developed an enterprise-wide risk statement, the Board of Directors believes that sound credit underwriting to manage credit risk and a conservative investment portfolio to manage liquidity and interest rate risk contribute to an effective oversight of the Company’s risk.

At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. The chief credit officer and chief financial officer, who are responsible for instituting risk management practices that are consistent with our overall business strategy and risk tolerance, report directly to Mr. Thomas and lead management’s risk discussions at Board and committee meetings. Outside of formal meetings, the Board, its committees, and individual Board members have regular access to senior executives, including the chief credit officer and chief financial officer.

We do not believe that the Board’s role in risk management has any impact on its leadership structure as discussed above.

Committees of the Board of Directors

The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating Committee, and Executive Committee. The Bank also has a number of standing committees, including the Asset/Liability and Investment Committee and Loan Committee.  The  Audit Committee, the Compensation Committee, and the Nominating Committee are discussed below. The Company has adopted a charter for each of the Audit Committee, the Compensation Committee and the Nominating Committee, copies of which are available on the Company’s website at www.baybankmd.com under the “About Bay Bank” section.

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is composed of Charles L. Maskell, Jr., Chairman, Steven K. Breeden, Mark M. Caplan and Harold I. Hackerman. The Audit Committee is appointed by the Board to assist the Board in monitoring the integrity of the financial statements and of financial reporting, including the proper operation of internal and disclosure controls and procedures in accordance with the Sarbanes-Oxley Act of 2002, compliance with legal and regulatory requirements and the independence and performance of internal and external auditors. The Audit Committee reviews the Company’s periodic reports filed under the Exchange Act prior to filing. Members of the audit committee meet all applicable requirements of the Exchange Act, the Federal Deposit Insurance Act and related regulations, and the Listing Standards for financial, accounting or related expertise. The Board of Directors has determined that Mr. Harold I. Hackerman qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of the SEC’s Regulation S-K. During 2014, the Audit Committee held 9 meetings. The Audit Committee also approves all insider loans. The Audit Committee may also examine and consider other matters relating to the financial affairs of the Company as it determines appropriate.

The Compensation Committee is composed of Mark M. Caplan, Chairman, Robert J. Aumiller, Steven K. Breeden and Kevin G. Byrnes. The purpose of the Compensation Committee is to review and approve major compensation and benefit policies of the Company and the Bank. The Compensation Committee reviews the current industry practices regarding compensation packages provided to executive management and the Board of Directors, including salary, bonus, stock options and other perquisites. Based on recommendations from the President and CEO, the Compensation Committee approves compensation provided to members of executive management, excluding the President and CEO, and presents the recommendations for compensation to the Board of Directors for approval. The Compensation Committee also evaluates and recommends to the Board of Directors fees for non-employee directors and conducts an annual review of the CEO’s performance. The CEO’s performance review is generally based on objective criteria including Company performance, accomplishment of strategic objectives, development of management, and other measures of performance. Any changes in CEO compensation would be recommended by the Compensation Committee to the full Board.

The Compensation Committee also administers the Carrollton Bancorp 2007 Equity Plan (the “2007 Plan”), the Carrollton Bancorp 1998 Long Term Incentive Plan, as amended (the “1998 Plan”), and the Jefferson Bancorp, Inc. 2010 Stock Option Plan (the “Jefferson Plan”). No new grants will be made under the 1998 Plan.

During 2014, the Compensation Committee held three meetings.

The Compensation Committee has the authority and resources necessary to engage its own consultants and, from time to time it has engaged a compensation consultant to provide assistance direction with respect to executive compensation and benefits.

In 2014, the Compensation Committee directly engaged the compensation consulting firm Chase Compensation Consultants (‘CCC’) to provide advice and information to facilitate the Committee’s deliberations regarding executive compensation. CCC was purposed with: (i) confirming/validating the appropriateness of the Corporation’s executive and director compensation as compared to the market and the Corporation’s performance; (ii) providing a market-based framework for managing compensation and benefits prospectively; and (iii) providing feedback and guidance with respect to the Compensation Committee’s discussions about potential pay/benefit decisions and/or changes to the current compensation structure for 2015. The last full review of the Corporation’s executive and director compensation was conducted in 2012, also conducted by CCC. Among other things, CCC provided the Compensation Committee with a compensation survey of peer banks in Maryland, Pennsylvania, Virginia and West Virginia with assets of between one-half to two times the assets of the Corporation. CCC conducted a high level update of this survey in 2014. The Compensation Committee has concluded that CCC’s engagement did not raise any conflict of interest.

The Nominating Committee is composed of Harold I. Hackerman, Chairman, Mark M. Caplan, and Charles L. Maskell, Jr. The purposes of the Nominating Committee are (i) to assist the Board by identifying individuals qualified to become Board members and to recommend to the Board nominees for the next Annual Meeting of stockholders, (ii) to recommend to the Board the corporate governance principles applicable to us, (iii) to lead the Board in its annual review of its performance, and (iii) to recommend to the Board members the chairpersons of each committee. The Nominating Committee met one time in 2014.

Director Independence

The Company’s Board of Directors has determined that each of Robert J. Aumiller, Steven K. Breeden, Kevin G. Byrnes, Mark M. Caplan, Harold I. Hackerman and Charles L. Maskell, Jr. is an “independent director” as defined in the NASDAQ Stock Market Listing Standards (the “Listing Standards”) Rule 5605(a)(2), and these independent directors constitute a majority of the Company’s Board of Directors.  If elected, each of Pierre Abushacra and Michael J. Chiaramonte will be an “independent director”.

Each member of the Nominating Committee is an “independent director”, and each member of the Compensation Committee is an “independent director”.  During 2014, Mr. Hovde served on the Nominating Committee.  In appointing Mr. Hovde to the Nominating Committee, the Board relied on the “controlled company” exemption provided in Listing Standards Rule 5615.  This rule provides that, among other things, the members of a controlled company’s nominating committee and compensation committee need not be “independent directors”. Until June 26, 2014, the Company was a “controlled company” because more than 50% of the Company’s voting power for the election of directors was then held by a single stockholder.  Each member of the Audit Committee satisfies the independence requirements of Listing Standards Rule 5605(c)(2)(A).

In making its determinations with respect to the independence of directors, the Board considered, in addition to the transactions and relationships discussed below in the section of this Proxy Statement entitled, “Certain Relationships and Related Transactions”, (i) payments of $3,552 in 2014 and $3,940 in 2013 by the Company and the Bank for appraisal, construction, brokerage and property management services to Mackenzie Commercial Real Estate Services, a brokerage and real estate development firm of which Mr. Aumiller was the former President and General Counsel, and (ii) payments by the Bank to Joppa Green II Limited Partnership, LLP (“Joppa Green”) for the lease of the Bank’s headquarters location totaling $337,000 in 2014 and $341,000 in 2013.  Mr. Aumiller owns a 2.0% limited partnership interest in Joppa Green and also serves as an officer of Joppa Green’s ultimate parent company, Mackenzie Ventures. LLC.

Code of Ethics

The Company has a Code of Ethics that applies to all of its employees and directors with a specific code applicable to the Chief Executive Officer and the Chief Financial Officer. The codes of ethics are posted on the Company’s website at www.baybankmd.com. The Company intends to disclose on its web site the nature of any future amendments to and waivers of the Code of Ethics that apply to the Chief Executive Officer, the Chief Financial Officer, the Controller and persons performing similar functions.

Attendance at Board Meetings and Annual Meetings

The Board of Directors of the Company met 11 times during the year ended December 31, 2014. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period served) and (ii) the total number of meetings held by all committees of the Board on which that person served (held during the period served). The Company expects, but does not require, directors to attend the Annual Meeting of Stockholders. The 2014 Annual Meeting of Stockholders was attended by all persons who were then serving as directors of the Company.

Stockholder Communications with the Board

Stockholders may send communications to the Board by mailing the same addressed to: Board of Directors, Bay Bancorp, Inc., 2328 West Joppa Road, Suite 325, Lutherville, Maryland 21093. Mail sent to directors at this address is forwarded to the applicable director(s) by the Corporate Secretary.

Director Nominations and Recommendations

The Nominating Committee is responsible for assembling and maintaining a list of qualified candidates to fill vacancies on the Board. The Nominating Committee periodically reviews this list and researches the talent, skills, expertise, and general background of these candidates.

To identify potential nominees for the Board, the Nominating Committee first evaluates the current members of the Board willing to continue in service. Current members of the Board are considered for re-nomination, balancing the value of their continued service with that of obtaining new perspectives and in view of our developing needs. If necessary, the Nominating Committee then solicits ideas for possible candidates from a number of sources, which can include other Board members, senior management, and individuals personally known to members of the Board. The Nominating Committee may also retain a third party to assist it in identifying potential nominees; however, the committee has not done so in the past. The Nominating Committee will review potential nominees to ensure that the nominee possesses appropriate skills and characteristics that are complementary to the then current make-up of the Board and the needs of the Company. This assessment includes the following factors: diversity that the potential nominee will bring to the Board (including diversity of skills, background and experience); age; business or professional background; financial literacy and expertise; availability and commitment; independence; and other criteria that the Nominating or the full Board finds to be relevant. It is the practice of the Nominating/Committee to consider these factors when screening and evaluating candidates for nomination to the Board of Directors. Additionally, the Nominating Committee believes that it is important for candidates recommended for nomination to have the ability to attract business to the Company, live or work within the communities in which the Company operates, and possess the skills and expertise necessary to provide leadership to the Company, and considers these factors when evaluating potential director candidates. In addition, a candidate will not be considered for nomination unless he or she (i) is of good character, (ii) is a citizen of the United States, and (iii) satisfies all other requirements imposed under applicable law.

In nominating candidates for election, the Nominating Committee will consider candidates recommended by the Company’s stockholders. A stockholder recommendation must be timely delivered in writing to the Secretary of the Company prior to the meeting. To be timely, the notice must be delivered within the time period required for nomination of directors by stockholders set forth in Section 7 of Article I of the Company’s Bylaws, which requires, generally, that such notice be delivered not less than 60 days nor more than 90 days prior to the date of the Annual Meeting.  The notice must include:

•	information regarding the stockholder making the nomination, including name, address, and the number of shares of our stock beneficially owned by the stockholder; and

•
the name, age, principal occupation or employment and residence and business address of the person(s) being nominated and such other information regarding each nominee that would be required in a Proxy Statement filed pursuant to the proxy rules adopted by the SEC if the person had been nominated for election by or at the direction of the Board of Directors.

It must be noted that a stockholder recommendation is not a nomination, and there is no guaranty that a person recommended by a stockholder will be nominated for election. In addition to any other applicable requirements for nominations for election to the Board of Directors outside of the procedures established by the Nominating Committee for consideration by the committee for candidates as Board nominees for directors, and even if the nomination is not to be included in the Proxy Statement, a stockholder who is entitled to vote for the election of directors and who desires to nominate a candidate for election to be voted on at an Annual Meeting of stockholders may do so only in accordance with Section 7 of Article I of the Company’s Bylaws. A stockholder’s notice shall be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the Annual Meeting, as established pursuant to Section 1 of Article I of the Bylaws, regardless of postponements, deferrals, or adjournments of that meeting to a later date; provided, however, that if less than 70 days’ notice or prior public disclosure of the date of the scheduled Annual Meeting is given or made, then notice by the stockholder to be timely must be so delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled Annual Meeting was mailed or the day on which such public disclosure was made.  A stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) the class and number of shares of the Company’s capital stock which are beneficially owned by such person on the date of such stockholder notice, and (d) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Exchange Act; and (ii) as to the stockholder giving the notice, (a) the name and address, as they appear on the Company’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (e) the class and number of shares of the Company’s capital stock which are beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

Family Relationships

There are no family relationships between our directors and our executive officers.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to or earned by each person who served as a director of the Company during the year ended December 31, 2014 and who are not also named executive officers.  Information regarding compensation paid to or earned by directors who are also named executive officers is presented in the Summary Compensation Table that appears in the section entitled, “Executive Compensation”.

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)	Option awards ($) (1)	All other compensation ($)	Total ($)
Robert J. Aumiller	9,000	9,997	-	-	18,997
Steven K. Breeden	9,000	9,997	-	-	18,997
Kevin G. Byrnes	12,600	9,997	-	-	22,597
Mark M. Caplan	10,800	9,997	-	-	20,797
Harold I. Hackerman	10,350	9,997	-	-	20,347
Eric D. Hovde	10,350	484,997	-	-	495,347
Charles L. Maskell, Jr.	12,000	9,997	-	-	21,997

(1)
Outstanding equity awards held by directors as of December 31, 2014 are as follows:  Mr. Aumiller, options to purchase 1,260 shares of Common Stock and 2,032 shares of restricted Common Stock; Mr. Breeden, options to purchase 1,260 shares of Common Stock and 2,032 shares of restricted Common Stock; Mr. Byrnes, options to purchase 16,663 shares Common Stock and 2,032 shares of restricted Common Stock; Mr. Caplan, options to purchase 8,887 shares Common Stock and 2,032 shares of restricted Common Stock; Mr. Hackerman, options to purchase 1,260 shares Common Stock and 2,032 shares of restricted Common Stock; Mr. Hovde, 2,032 shares of restricted Common Stock; and Mr. Maskell, options to purchase 6,665 shares Common Stock and 2,032 shares of restricted Common Stock.

Between January 1, 2014 and December 31, 2014:  (i) directors who were not employees of the Company or the Bank received a monthly retainer fee of $750; the Chairman of the Executive Committee as well as the Chairman of the Compensation Committee each received a monthly retainer fee of $900, while the Chairman of the Audit Committee received a monthly retainer fee of $1,000; (iii) the Chairman of the Bank received a monthly retainer of $1,500; and (iv) each non-employee director received an annual grant of restricted shares of Common Stock under the 2007 Plan having a fair market value of $10,000 as of the grant date and subject to a one-year vesting agreement, provided that he or she was serving on the Board as of the date of the annual meeting of stockholders for that year. For 2014, each non-employee director who was serving on the Board as of the 2014 Annual Meeting of Stockholders received a grant of 2,032 shares of restricted Common Stock.  In addition, Mr. Hovde was awarded 100,000 shares of Common Stock in recognition of his overall contributions while serving as a non-employee director since the formation of the Company and the Bank, both of which he co-founded in 2010.  Directors received compensation solely in their capacity as directors of the Bank and did not receive any additional fees for their service as directors of the Company

On January 13, 2015, the Compensation Committee revised the director compensation policy to provide for (i) directors who are not employees of the Company or the Bank will receive a monthly retainer fee of $750, while the Chairman of the Audit Committee will receive a monthly retainer fee of $1,000; (ii) directors who are not employees of the Company or the Bank will receive a formal committee meeting attendance fee, whether attending the meeting in person or telephonically, of $250 per eligible committee, with the exception of the Committee Chair receiving $300 per eligible committee, to be capped at twelve (12) meetings per year; and (iii) if the Company has authorized an equity compensation plan having sufficient shares reserved for issuance, then each non-employee director will receive an annual grant of restricted shares of Common Stock, having a fair market value of $10,000 as of the grant date and subject to a one-year vesting agreement, provided that he or she was servicing on the Board as of the date of the annual meeting of stockholders for that year.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

The following table sets forth, as of March 31, 2015, certain information concerning shares of the Common Stock beneficially owned by: (i) each of the “named executive officers” of the Company as defined in the section of this Proxy Statement entitled “Executive Compensation”; (ii) each of the current directors and director nominees of the Company; (iii) all directors and executive officers of the Company as a group; and (iv) each other person that we believe beneficially owns in excess of 5% of the outstanding shares of Common Stock. Generally, a person “beneficially owns” shares if he or she has or shares with others the right to vote those shares or to invest (or dispose of) those shares, or if he or she has the right to acquire such voting or investment rights, within 60 days (such as by exercising stock options or similar rights). The percentages were calculated based on 11,030,773 issued and outstanding shares of Common Stock, plus, for each named person, any shares that such person may acquire within 60 days of the March 31, 2015.  Except as otherwise noted, the address of each person named below is the address of the Company.

	Amount and Nature of Beneficial Ownership		Percent of Class (%)
Directors, Director Nominees and Named Executive Officers
Pierre Abushacra	-		-
Robert J. Aumiller	17,130	(1)	*
Steven K. Breeden	64,868	(2)	*
Kevin G. Byrnes	36,842	(3)	*
Mark M. Caplan	106,060	(4)	*
Kevin B. Cashen	253,011	(5)	2.3
Michael J. Chiaramonte	-		-
Harold I. Hackerman	18,697	(6)	*
Eric D. Hovde	2,727,267	(7)	24.7
Charles L. Maskell, Jr.	17,957	(8)	*
Larry D. Pickett	20,000	(9)	*
H. Les Patrick	84,393	(10)	*
Joseph J. Thomas	238,829		2.2
All Officers and Directors as a Group (11 persons)	3,585,053		32.5

Persons Who Beneficially Own More than 5% of the Class
EREF-MP Alpha, LLC	1,618,436	(11)	14.7
H Bancorp LLC	2,371,955	(12)	21.5

Total

Notes:
* Less than 1%
(1)	Includes 13,733 shares owned jointly with spouse, and 1,260 shares subject to exercisable options.
(2)	Includes 35,682 shares owned jointly with spouse, and 1,260 shares subject to exercisable options.
(3)	Includes 16,663 shares subject to fully vested and exercisable options to purchase shares.
(4)	Includes 8,887 shares subject to fully vested and exercisable options to purchase shares.
(5)	Includes 214,729 shares subject to fully vested and exercisable options to purchase shares.
(6)	Includes 11,893 shares owned jointly with spouse, and 1,260 shares subject to fully vested and exercisable options to purchase shares.
(7)	Amount includes the 2,371,955 shares reported below for H Bancorp LLC, as Mr. Hovde has sole voting and investment discretion with respect to such shares.
(8)	Includes 8,887shares subject to fully vested and exercisable options to purchase shares.
(9)	Includes 20,000 shares subject to fully vested and exercisable options to purchase shares.
(10)	Includes 84,393 shares subject to fully vested and exercisable options to purchase shares.
(11)
The information is based on the Schedule 13G filed with the SEC on July 2, 2014 by on behalf of (i) East Rock Capital, LLC (the “Manager”), (ii) East Rock Capital GP, LLC (the “General Partner”), (iii) EREF-MP Alpha, LLC (the “Fund”), (iv) D Partners Management, LLC (“D Partners”), (v) Graham Duncan (“Mr. Duncan”), and (vi) Adam Shapiro (“Mr. Shapiro”).  The shares of Common Stock reported are held for the account of the Fund.  The Manager and the General Partner serve as the investment manager and the general partner, respectively, of East Rock Endowment Fund, L.P., the sole member of the Fund.  D Partners serves as the managing member of the Manager and the General Partner.  Mr. Duncan and Mr. Shapiro jointly manage and control the Fund, primarily as managing principals and control persons of the Manager and the General Partner.  Mr. Duncan also serves as the managing member of D Partners.  Each of the Manager, the General Partner, D Partners, Mr. Duncan and Mr. Shapiro may be deemed to have indirect beneficial ownership of the shares of Common Stock based on the relationships described above.  The Fund’s address is 10 East 53rd Street, 31st Floor, New York, New York 10022.

(12)
The information is based on the Schedule 13D filed on July 8, 2014 by H Bancorp LLC, which is the Company’s parent company.  Eric D. Hovde is President and Chairman of H Bancorp LLC and, in such capacity, has sole investment and voting discretion with respect to the securities owned by H Bancorp LLC.  H Bancorp LLC’s address as reported in its most recent Schedule 13D is 7151 Columbia Gateway Drive, Suite A, Columbia, MD 21046.  The shares reported in this row are also included in the amount shown for Mr. Hovde.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

Certain information regarding the Company’s executive officers is set forth below:

Joseph J. Thomas – Mr. Thomas, age 50, serves as the Executive Chairman, President and Chief Executive Officer of the Company and the Bank.  Additional information about Mr. Thomas is set forth above under the heading, “The Election of Nine Directors to Serve Until the 2016 Annual Meeting (Proposal 1).”

Larry D. Pickett – Mr. Pickett, age 54, has been Executive Vice President – Chief Financial Officer of the Company and the Bank since January 2, 2014. Between August 2008 and his appointment by the Bank and the Company, Mr. Pickett served as the Vice President of Financial Planning, Profitability and Analysis for Susquehanna Bancshares, Inc., located in Lititz, Pennsylvania. In this position, Mr. Pickett was responsible for the financial operations of the $18 billion regional banking organization. His responsibilities included strategic planning, budgeting, forecasting, balance sheet management, evaluation of bank and branch acquisition opportunities and monthly/quarterly narration of bank financial performance and projected performance. He was also responsible for supplying divisional, regional, business line, customer and officer profitability and was a member of the Corporate Asset Liability Committee. Prior to that, between March 2006 and August 2008, Mr. Pickett was the Chief Financial and Chief Risk Officer of Susquehanna Bank in Hunt Valley, Maryland, a $3 billion community bank, where he was responsible for budgeting, forecasting and strategic planning, oversaw the bank's credit division, was a voting member of loan committee, and served as the chairman of the bank's ALCO, Audit and Pricing Committees. He was also responsible for the implementation and ongoing management of Susquehanna Bank's Sarbanes-Oxley Act compliance program.

Information about the Bank’s executive officers, other than Messrs. Thomas and Pickett, is set forth below.

H. King Corbett – Mr. Corbett, age 63, has served as Executive Vice President and Chief Lending Officer of the Bank since August 2010. Mr. Corbett began his career with Maryland National Bank in 1974, where he completed their branch management training program and became active with their commercial branch management program. After eight years at Maryland National Bank, Mr. Corbett joined Sovran Bank in the commercial middle market area in the Baltimore market. In 1987, he joined First National Bank of Maryland (now M & T Bank) as the manager of their Northern Baltimore Middle Market Commercial Banking Unit. Mr. Corbett spent the next 13 years at First National actively engaged in middle market commercial banking and capital markets for the bank. Mr. Corbett joined SunTrust Bank in 2000 where he was an Executive Vice President managing the commercial middle market activities in the Maryland region for the Bank.

H. Les Patrick – Mr. Patrick, age 58, serves as Executive Vice President – Chief Credit Officer of the Bank.  He joined the Bank in September 2010 from Bank of America where he was managing Special Assets in the mid-Atlantic region. He started his career in 1975 at National Bank of Washington where he completed their training program. He also spent time at American Security Bank, Equitable Bank and Maryland National Bank in the real estate, commercial and credit groups. Prior to Bank of America, he was most recently with Provident Bank in Baltimore where he served as the Chief Credit Officer from 2000 to 2006 and later as the Head of Real Estate Banking. As head of Real Estate Banking, he managed a staff of 30 with a portfolio of $1.4B. He left Provident in 2009 with the purchase by M & T Bank.

EXECUTIVE COMPENSATION

This section contains information about compensation received from the Company that was awarded to, earned by, or paid to the following persons: (i) the Company’s principal executive officer; (ii) any other person who served as the Company’s principal executive officer at any time during 2014, (iii) the Company’s two most highly compensated executive officers other than the principal executive officer who were serving as such as of December 31, 2014 and whose total compensation for 2014 (excluding above-market and preferential earnings on nonqualified deferred compensation) exceeded $100,000, and (iv) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (iii) had they been serving as executive officers of the Company as of December 31, 2014 (all of the foregoing persons are referred to as the “named executive officers”).  For this purpose, the term “executive officer” includes any executive officer of the Bank who performs a policy making function for the Company.  For purposes of this Proxy Statement, the named executive officers are Joseph J. Thomas, Kevin B. Cashen, who served as a director and as the President and Chief Executive Officer of the Company and the Bank until December 5, 2014, Larry D. Pickett, and H. Les Patrick.

Overview of Compensation Program

The Company’s executive compensation program is designed to:

•	Align the financial interests of the executive officers with the long-term interests of the Company’s stockholders;

•	Attract and retain high performing executive officers to lead the Company to greater levels of profitability; and

•	Motivate and incent executive officers to attain the Company’s earnings and performance goals. The compensation program for the Company’s executive officers has four primary components:

•	base salary;

•	annual cash incentive awards;

•	long-term equity-based awards; and

•	employee benefits and perquisites.

The Compensation Committee has the authority to obtain the advice and assistance of legal or independent compensation consulting firms as it deems desirable or appropriate. In developing the compensation program for 2014, the Compensation Committee conducted a review of the executive compensation program.

Our compensation philosophy is to pay conservatively competitive base salaries based on individual experience, Company and individual performance, and personal contributions to the organization and its goals. Short-term incentives, generally payable in cash, and long-term incentives, generally provided through equity -based awards, are targeted to be competitive but depend more heavily upon Company performance than does base pay.  Total compensation and accountability are intended to increase with position and responsibility.

The Company recognizes that executives have significant influence on the overall financial results of the Company and aligns the financial interests of the executive officers with the long-term interests of the stockholders by using equity-based awards that increase in value as stockholder value increases and by choosing financial measures and goals for cash incentive compensation that are based on the key measures that drive the financial performance of the Company.

Base Salary

We believe that competitive base salaries are necessary to attract and retain high performing executive officers. In determining base salaries, the Compensation Committee considers the executive’s qualifications and experience, scope of responsibilities and future potential, the goals and objectives established for the executive and the executive’s past performance, as well as competitive salary practices at  other  financial institutions.

Annual Incentive Plan

All of our named executive officers participated in our bonus plan. The bonus plan encourages executive officers to work together as a team to achieve specific annual financial goals. The bonus plan is designed to motivate our executive officers to achieve strategic goals, strengthen links between pay and the performance of the Company and align management’s interests more closely with the interests of the stockholders.

The plan is designed to pay out a cash reward based on pre-established key performance criteria that must be met before payouts may be made.  The key performance indicators are:

•	Growth as measured by gross loans;

•	Expense management;

•	Pre-tax Net Income;

•	Overall risk management performance; and

•	Other individual personal performance.

Incentives are calculated based on budget and business plan goals as measured by the key performance indicators. The 2014 budget was approved by the Board of Directors at the February 2014 meeting and was the basis for the 2014 incentive plan goals.

Equity Plans

The Company and the Bank try to closely align the financial interests of the executive officers with the long-term interests of our stockholders through, among other things, long-term compensation arrangements, which take the form of equity-based awards under the 2007 Plan. The 2007 Plan was approved by stockholders at the 2007 Annual Meeting. The Company imposes vesting schedules that are intended to encourage officer retention. The 2007 Plan provides for a variety of award types, such as stock options, restricted stock, stock appreciation rights, restricted performance stock, unrestricted stock and performance unit awards, all of which increase in value as the value of the Common Stock increases. The Compensation Committee recommends, in its discretion, the form and number of equity-based awards and the full Board of Directors approves the awards. The 2007 Plan prescribes that, upon a change in control, all outstanding  awards automatically vest, all restrictions, if any, with respect to such awards lapse, and all performance criteria, if any, with respect to such awards will be deemed satisfied. Prior to the Merger, Jefferson granted options to purchase shares of its common stock under the Jefferson Plan, which was assumed by the Company in connection with the Merger. Each option granted under the Jefferson Plan that was outstanding at the time of the Merger was also assumed by the Company and was converted into an option to purchase that number of shares of the Company’s common stock equal to the product of the shares of Jefferson common stock subject to the option and 2.2217, which was the exchange ratio in the Merger. Except for a change in the administrator of the Jefferson Plan (from Jefferson’s Compensation Committee to the Company’s Compensation Committee), all such options remain subject to the same terms and conditions, including vesting, that applied under the Jefferson Plan immediately prior to the Merger.

All of the named executive officers were eligible to receive equity awards under the 2007 Plan and the Jefferson Plan during 2014.

401(k) Plan

The Company has a contributory thrift plan (“Thrift Plan”) qualifying under Section 401(k) of the Code. Employees with three months of service are eligible for participation in the Thrift Plan. Prior to June 2011, participants that had been employed at the Company for one year received a Company contribution of 3% of the employee’s salary to the Thrift Plan for the employee’s benefit. Also, the Company matched 50% of the employee’s 401(k) contribution up to 6% of the employee’s compensation. These Company contributions were suspended effective June 1, 2011.

Summary of Executive Compensation

The following table sets forth the compensation earned by or awarded to the Company’s named executive officers in 2014 and 2013

Summary Compensation Table
Name and principal position	Year	Salary ($)(1)	Bonus ($)	Stock awards ($)(2)	Option awards ($)(2)	Nonequity incentive plan compensation ($)(3)	All other compensation ($)(4)	Total ($)
Joseph J. Thomas	2014	132,200	-	484,997		-	-	617,197
Executive Chairman,	2013	8,100	-	10,000		-	-	18,100
President & CEO

Kevin B. Cashen	2014	254,827	-	-	57,000	42,500	26,344	380,671
Past President & CEO	2013	141,667	-	-	74,999	42,500	26,789	285,955

Larry D. Pickett	2014	199,500	-	-	-	-	-	199,500
Executive VP & CFO	2013	-	-	-	-	-	-	-

H. Les Patrick	2014	196,154	-	-	19,200	27,000	-	242,354
Executive VP - Chief	2013	131,539	-	-	-	-	-	131,539
Credit Officer of the Bank

Notes:
(1)
For Mr. Thomas, (a) the amount shown for 2014 includes $7,200 received for service as a director of the Company and the Bank, with the remainder representing an Executive Chairman retainer paid pursuant to a Letter Agreement dated as of July 29, 2014, and (b) the amount shown for 2013 relates solely to fees for service as a director of the Company and the Bank.  For Mr. Cashen, the amount shown for 2014 includes $9,635 in accrued but unused vacation time.

(2)
The amounts reflect the aggregate grant date fair value of stock and option awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718, “Accounting for Stock Compensation” (“ASC 718”). See Note 10 to the consolidated audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 regarding assumptions underlying valuation of equity awards. For Mr. Thomas, (a) the amount shown for 2014 includes $9,997 as the value of the grant of 2,032 restricted shares awarded annually for service as a non-employee director with the remainder representing the value of 100,000 shares awarded in recognition of his contributions while serving as a non-employee director since the formation of the Company and the Bank both of which he co-founded in 2010, and (b)  the amount shown for 2013 relates solely to the annual grant of restricted shares for service as a non-employee director.

(3)	The amounts reflect awards paid under the Annual Incentive Plan.
(4)
For Mr. Cashen, the amount shown for 2014 includes $25,654 in country club dues, $690 in premiums paid for group term life insurance coverage in excess of $50,000, and the amount shown for 2013 includes $26,099 in country club dues and $690 in premiums paid for group term life insurance coverage in excess of $50,000.

Employment Arrangements

Joseph J. Thomas

Mr. Thomas was appointed as the Executive Chairman of the Company and the Bank on February 26, 2014.  On July 29, 2014, the Board, at the recommendation of the Compensation Committee, adopted a compensation arrangement for the Executive Chairman position and entered into a letter agreement with Mr. Thomas with respect to that arrangement (the “Letter Agreement”). Pursuant to the Letter Agreement, Mr. Thomas is entitled to receive (i) an annual retainer in the amount of $250,000 (the “Retainer”) to be paid semi-monthly, (ii) an annual cash bonus award opportunity valued at 25% to 50% of the Retainer, the payment and actual amount of which will depend on the satisfaction of certain Company-wide and individual performance goals to be set by the Board of Directors, (iii) an annual opportunity to receive an award of restricted stock or stock options valued at 20% to 40% of the Retainer, the payment and actual amount of which will depend on the satisfaction of certain Company-wide and individual performance goals to be set by the Board of Directors, and (iv) reimbursement of reasonable out-of-pocket expenses for travel completed on behalf of the Company.

Kevin B. Cashen

In connection with his resignation on December 5, 2014, Mr. Cashen entered into a Separation Agreement (the “Separation Agreement”) with the Bank and the Company, which became effective and enforceable on December 12, 2014.  Pursuant to the Separation Agreement:

•	The Bank made a cash payment of $9,635 to Mr. Cashen, which represents the value of his unused vacation days that accrued through the date or his resignation.

•
The Bank agreed to pay Mr. Cashen severance in an amount equal to $295,000 (the “Severance”), which represents the sum of 12 months’ base salary plus the average of the cash bonuses paid to Mr. Cashen for the years ending December 31, 2011, 2012 and 2013. The Severance will be paid in 12 equal monthly installments commencing within 10 days after the effective date of the Separation Agreement.

•
During the period that the Severance is paid, Mr. Cashen may elect to continue his participation in Bay’s medical, dental and life insurance plans at the Bank’s cost, less any amounts that Mr. Cashen would have paid for such participation if he had remained an active employee.

•
Options to purchase 214,728 shares of Common Stock that were unvested as of the resignation date were immediately vested and became fully exercisable, and the Compensation Committee of the Company’s Board amended the option agreements to provide that they will remain exercisable following Mr. Cashen’s resignation until the earlier of the date that is 12 months following his resignation date and the Options’ expiration dates, subject to the condition that Mr. Cashen does not breach or threaten to breach the Separation Agreement or any term of the Cashen Employment Agreement that survived the termination of his employment. The option agreements originally provided that the options would lapse unless they were exercised within three months of Mr. Cashen’s resignation.

•	The Bank agreed to provide Mr. Cashen with reasonable outplacement services through a placement agency chosen by the Bank for up to 12 months following his resignation.

•	The term of Mr. Cashen’s covenant not to compete with the Bank after termination that is contained in his Employment Agreement will be shortened from 12 months to six months.

•
Mr. Cashen will release the Bank, its Affiliates, their respective officers, directors, employees, agents, and stockholders, and all employee benefit plans sponsored by Bay from all claims and causes of action which he had, now has or may have in the future that are based on any act or omission that occurred through the Effective Date, except for those claims that he is prohibited by law from releasing, claims relating to any vested benefits, rights to indemnification provided by law, rights to coverage under Bay’s directors and officers insurance policies to which he is entitled, and rights that he may have in his capacity as a stockholder of the Company.

•
In the event that Mr. Cashen or Bay breaches or threatens to breach the Agreement, the non-breaching party will be entitled, in addition to any other remedies that it may have, to recover its attorneys’ fees and costs incurred in connection with such breach or threatened breach. In addition, if Mr. Cashen breaches or threatens to breach the Agreement or any provision of his Employment Agreement that survives the termination of his employment, then Bay’s obligation to make the severance and other payments discussed above will terminate and Bay will be entitled to recover all payments previously made to or for the benefit of Mr. Cashen.

The Separation Agreement terminated the compensatory and certain other provisions of the Employment Agreement between the Bank and Mr. Cashen dated February 26, 2014 (the “Cashen Employment Agreement”), which provided for an initial three-year term, with successive one-year renewal terms unless either party provides the other party with 90 days’ prior written notice of its intention not to renew the Cashen Employment Agreement.  The Cashen Employment Agreement set Mr. Cashen’s annual base salary level at $250,000 and provided that he would be eligible to participate in the Company’s equity plans and to earn an annual performance bonus, with the amount thereof, the performance metrics therefor, the timing of the payment thereof and the medium of payment (e.g., cash, stock options, stock awards, etc.) to be determined by the Bank’s Board of Directors or its Compensation Committee.  The Cashen Employment Agreement originally provided that, for 12 months following the termination of his employment, he may not, directly or indirectly, compete with the Bank or its affiliates within a 60-mile radius of any office maintained by the Bank during the most recent term of employment, solicit the Bank’s business relationships, or solicit, engage or hire any of the Bank’s independent contractors or employees.  As discussed above, the Separation Agreement shortened the term of these business protection covenants to six months.

Larry D. Pickett

Mr. Pickett entered into an Employment Agreement with the Bank (the “Pickett Agreement”) dated January 2, 2014, which provides for (i) the payment of an annual salary of $210,000, (ii) eligibility to receive an annual cash performance bonus of up to 25% of his then-current annual salary level, (iii) eligibility to receive an annual stock performance bonus of up to 20% of his then-current annual salary level, to be paid in shares of Common Stock, (iv) the grant of an option to purchase 50,000 shares of Common Stock, of which 20% vested as of the grant date and the remaining portion will vest at the rate of 20% per year, (v) $300,000 in group term life insurance coverage, and (vi) participation in the Bank's standard employee benefit plans. Mr. Pickett’s entitlement to the cash performance bonus and stock performance bonus will be determined based on the degree to which criteria relating to both the Bank's performance as a whole and his individual performance are satisfied. These criteria will be established from time to time by the Compensation Committee of the Bank’s Board of Directors. The initial term of the Pickett Agreement expired on December 31, 2014 but was automatically renewed for an additional one-year term.  Thereafter, the term will automatically renew for successive one-year terms unless either party delivers written notice to the other party at least 90 days prior to the current term's expiration date of an intention not to renew the employment relationship. Mr. Pickett’s employment may be terminated prior to the expiration of its then-current term by either Mr. Pickett or the Bank upon notice of such termination to the other party. If the Bank terminates the employment without “Cause” (as defined in the Pickett Agreement) and not because of Mr. Pickett’s death or disability or in connection with a “Change in Control” (as defined in the Pickett Agreement), or if Mr. Pickett terminates his employment for “Good Reason” (as defined in the Pickett Agreement) other than in connection with a Change in Control, then (i) subject to his execution, delivery and non-revocation of a general release and the satisfaction of certain other conditions, Mr. Pickett will be entitled to cash severance equal to six months’ base salary, which will be paid in six equal monthly installments and (ii) he will be entitled to continue his participation in the Bank’s medical plan during the period that the severance is paid.  If the Bank experiences a Change in Control and Mr. Pickett’s employment is terminated within 180 days of such Change in Control by the Bank without Cause and not because of his death or disability or by Mr. Pickett for Good Reason, then (i) subject to his execution, delivery and non-revocation of a general release and the satisfaction of certain other conditions, Mr. Pickett will be entitled to receive a lump sum cash severance payment equal to 100% of his then-current base salary, (ii) he will be entitled to continue his participation in the Bank’s medical plan for 12 months after the termination of his employment, and (iii) the unvested portion of all outstanding stock options held by Mr. Pickett will automatically vest and become exercisable in accordance with the terms of those option awards. Except in the case of a termination by the Bank for Cause, the termination of Mr. Pickett’s employment will also entitle him to receive a cash payment representing the value of his accrued but unused vacation days.

The Pickett Agreement provides that, for 12 months following the termination of his employment for any reason, Mr. Pickett may not, directly or indirectly, solicit the Bank’s business relationships, solicit, engage or hire any of the Bank’s independent contractors or employees, or urge any person to reduce such person’s business with the Bank.

H. Les Patrick

Mr. Patrick joined the Bank on January 3, 2011 and entered into an Employment Agreement with the Bank dated April 22, 2013 (the “Patrick Agreement”).  The Patrick Agreement provided for an initial term of one year, and provides for successive one-year renewals unless either party delivers written notice to the other party at least 90 days prior to the current term's expiration date of an intention not to renew the employment relationship, subject to the prior review and approval of the renewed term by the Bank’s Board of Directors.  Under the Patrick Agreement, Mr. Patrick is (i) entitled to an annual salary of $180,000, subject to periodic review and adjustment (currently $200,000), (ii) eligible to earn an annual performance bonus, which will be paid in cash if certain individual and Bank-wide performance goals to be set from time to time by the Bank’s Board of Directors, (iii) eligible to participate in the Company’s equity compensation plans that may be established and implemented from time to time, (iv) $300,000 in group term life insurance coverage, and (v) participation in the Bank's standard employee benefit plans. If the Bank terminates the employment without “Cause” (as defined in the Patrick Agreement) and not because of Mr. Patrick’s death or disability or in connection with a “Change in Control” (as defined in the Patrick Agreement), or if Mr. Patrick terminates his employment for “Good Reason” (as defined in the Patrick Agreement) other than in connection with a Change in Control, then (i) subject to his execution, delivery and non-revocation of a general release and the satisfaction of certain other conditions, Mr. Patrick will be entitled to cash severance equal to six months’ base salary, which will be paid in six equal monthly installments and (ii) he will be entitled to continue his participation in the Bank’s medical plan during the period that the severance is paid.  If the Bank experiences a Change in Control and Mr. Patrick’s employment is terminated within 180 days of such Change in Control by the Bank without Cause and not because of his death or disability or by Mr. Patrick for Good Reason, then (i) subject to his execution, delivery and non-revocation of a general release and the satisfaction of certain other conditions, Mr. Patrick will be entitled to receive a lump sum cash severance payment equal to 100% of his then-current base salary, he will be entitled to continue his participation in the Bank’s medical plan for 12 months after the termination of his employment.  Except in the case of a termination by the Bank for Cause or by Mr. Patrick without Good Reason, the termination of Mr. Patrick’s employment will also entitle him to receive a cash payment representing the value of his accrued but unused vacation days.

The Patrick Agreement provides that, for 12 months following the termination of his employment for any reason, Mr. Patrick may not, directly or indirectly, solicit the Bank’s business relationships, solicit, engage or hire any of the Bank’s independent contractors or employees, or urge any person to reduce such person’s business with the Bank.

Potential Payments Upon Termination of Employment as of December 31, 2014

The table below represents the lump sum maximum amounts that the named executive officers would have been eligible to receive under their respective employment arrangements upon a change in control or if their employment were to be terminated under one of the various scenarios described below as of December 31, 2014.  Benefits payable under the Company’s defined benefit/pension plan or Thrift Plan are not included. Information for Mr. Cashen is not included, as he resigned prior to December 31, 2014.

Name	Quit/termination for cause ($)	Termination due to death or disability ($)	Termination without Cause or for Good Reason – no Change in Control ($)	Termination without Cause or for Good Reason following a Change in Control ($)
Joseph J. Thomas	-	-	-	-
Larry D. Pickett	-	-	105,000	210,000
H. Les Patrick	-	-	100,000	200,000

Equity Compensation Awards

The following table shows all outstanding equity awards held by the named executive officers as of December 31, 2014.

Outstanding Equity Awards at 2014 Fiscal Year-End

Name	Option Awards				Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Joseph J. Thomas					2,032	8,920

Kevin B. Cashen	173,293	-	4.50	12/06/2015	-	-
	41,436	-	5.18	12/06/2015

Larry D. Pickett	50,000	40,000	5.15	01/02/2024	-	-

H. Les Patrick	57,764	-	4.50	09/07/2020	-	-
	19,889	13,259	5.18	10/28/2023
	20,000	-	4.75	07/29/2024

During 2014, the following awards of fully-vested shares of Common Stock were granted to the named executive officers:  (i) Mr. Thomas, 102,032 shares of Common Stock, 2,032 shares of which will vest on May 14,2015, for his service as a director and preceded his appointment to Chief Executive Officer; (ii) Mr. Cashen, 12,000 shares of Common Stock valued at $57,000; and (iii) Mr. Patrick, options to purchase 20,000 shares of Common Stock valued at $19,200.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company’s federal income tax deductions may be limited to the extent that total compensation paid in any taxable year to a “covered employee” exceeds $1,000,000.  The Company can, however, preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with the conditions imposed by Section 162(m), including the payment of performance-based compensation pursuant to a plan approved by stockholders.  For example, compensation deemed to be paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-qualified stock options granted under its equity plans qualifies as performance-based compensation for purposes of Section 162(m) if the grants were made by a committee of “outside directors” as defined under Section 162(m).  None of the Company’s “covered employees” received compensation in excess of this limit on deductibility.

Section 409A of the Code imposes certain restrictions on the manner and timing of distributions to participants who are “key employees” of the Company under non-qualified deferred compensation plans and arrangements, including a prohibition against paying benefits to a key executive for six months following his or her separation from service.  If nonqualified deferred compensation subject to Section 409A does not comply with Section 409A, then the compensation is taxable in the first year that it is not subject to a substantial risk of forfeiture.  In such case, the employee is subject to regular federal income tax, interest and an additional federal income tax of 20% of the compensation includible in income.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following paragraphs discuss related party transactions that occurred during 2014 and 2013 and related party transactions that are contemplated during 2015 (other than compensation paid or awarded to the Company’s directors, director nominees executive officers that is required to be discussed, or is exempt from discussion, pursuant to the Company’s proxy statements on Schedule 14A. For this purpose, the term “related party transaction” is generally defined as any transaction (or series of related transactions) in which (i) the Company or any of its subsidiaries is a participant, (ii) the amount involved exceeds the lesser of (a) $120,000 or (b) 1.0% of the Company’s average total assets at year- end for the last two completed fiscal years, and (iii) any director, director nominee or executive officer of the Company or any person who beneficially owns more than 5% of the outstanding shares of Common Stock (and the immediate family members and affiliates of the foregoing) has a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

During 2014 and 2013, the Company, through the Bank and Carrollton Bank, had banking transactions in the ordinary course of its business with the Company’s directors, director nominees, executive officers, 5% or greater stockholders and immediate family members and affiliates of the foregoing. All of these transactions were substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the same time for comparable transactions with persons unrelated to the Company and its subsidiaries. The extensions of credit to these persons by the Bank and Carrollton Bank have not had and do not currently involve more than the normal risk of collectability or present other unfavorable features.

The Company uses the following guidelines to determine the impact of a credit relationship on a director’s independence. We consider extensions of credit which comply with Regulation O, promulgated by the Board of Governors of the Federal Reserve System, to be consistent with director independence. In other words, the Company does not consider normal, arm’s-length credit relationships entered into in the ordinary course of business to negate a director’s independence.

Regulation O requires that loans to directors and executive officers be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures that are no less stringent than those prevailing at the time for comparable transactions by the Company with persons who are not related to the Company or the Bank. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. Additionally, no event of default may have occurred (that is, such loans are not disclosed as non-accrual, past due, restructured, or potential problems). The Audit Committee must review and approve any credit to a director or his or her related interests and submit such transaction to the full Board of Directors for approval.

In addition, the Company does not consider as independent, for the purpose of voting on any such loans, any director who is also an executive officer of a company to which we have extended credit unless such credit meets the substantive requirements of Regulation O. Similarly, the Company does not consider independent any director who is an executive officer of a company that makes payments to, or receives payments from, the Company for property or services in an amount which, in any fiscal year, is greater than 2% of such director’s company’s consolidated gross revenues.

APPROVAL OF THE COMPANY’S 2015 EQUITY COMPENSATION PLAN (Proposal 2)

At the Annual Meeting, stockholders will be asked to approve the Bay Bancorp, Inc. 2015 Equity Compensation Plan (the “2015 Plan”), a copy of which is attached to this Proxy Statement as Appendix A and incorporated herein by reference. The following summary of key provisions of the 2015 Plan is qualified in its entirety by reference to the attached 2015 Plan document.  Based upon the recommendation of the Board’s Compensation Committee, the Board of Directors adopted the 2015 Plan on March 25, 2015 and recommended that it be submitted to the stockholders for approval at the Annual Meeting.

Purpose

As discussed above, the Compensation Committee of the Company’s Board believes that equity based compensation is among the most effective means of creating a long-term link between the interests of the Company’s stockholders and the performance of our organization and its executive team.  To meet this objective, the Company has historically relied primarily on stock option grants made under the 2007 Plan and the Jefferson Plan and stock awards (both restricted and fully-vested) made under the 2007 Plan.  Currently, only 52,356 and 20,755 shares of Common Stock remain available for future grant under the 2007 Plan and the Jefferson Plan, respectively.  Unless earlier terminated by the Board of Directors, the 2007 Plan will expire in 2017 and the Jefferson Plan will expire in 2020.

The Compensation Committee and the Board believe that it would be in the Company’s best interests to adopt a new plan so that the Company will continue to have the uninterrupted ability to grant various equity-based awards as a means of incentivizing directors, officers, other key employees and consultants of the Company and its subsidiaries.  The 2015 Plan is a broad-based plan that permits the grant of stock options, stock awards and other stock-based awards and has been designed to advance the interests of the Company and its stockholders by providing key management employees, non-employee directors and other eligible participants with innovative financial incentives, through stock and performance based awards, to: (i) align participants’ interests with the interests of the Company’s stockholders in the long-term success of the Company; (ii) continue to provide management with an equity ownership in the Company tied to our performance; (iii) attract, motivate and retain key employees and non-employee directors; and (iv) provide incentives to management for continuous employment with the Company.

Effective Date and Term

The 2015 Plan will be effective if and on the date that it is approved by stockholders at the Annual Meeting. Unless sooner terminated by the Board, the 2015 Plan will terminate on the earlier of the date that all shares reserved for issuance have been awarded or March 25, 2025.

Administration

The Board’s Compensation Committee will administer the 2015 Plan.  Among other powers, the Compensation Committee will have full and exclusive power to:  (i) determine the employees, non-employee directors and consultants to whom grants may be made under the 2015 Plan; (ii) determine the type, size and terms of the grants to be made to each participant; (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability; (iv) amend the terms of any previously issued grant, subject to certain limitations contained in the 2015 Plan; (v) adopt guidelines separate from the 2015 Plan that set forth the specific terms and conditions for grants; and (vi) deal with any other matters arising under the 2015 Plan.

Eligibility for Participation

The 2015 Plan is available to all employees of the Company and its subsidiaries, including employees who are officers or members of the Board, all non-employee directors of the Company, and consultants of the Company and its subsidiaries.  Subject to the provisions of the 2015 Plan, the Compensation Committee has the authority to select from all eligible individuals those to receive grants and will determine the terms and conditions of the grant and number of shares of common stock subject to each grant.   As of March 31, 2015, there were eight non-employee directors, four executive officers, and approximately 150 other employees (including officers who are not executive officers) who would have been eligible to participate in the 2015 Plan.

Types of Grants

The 2015 Plan permits the Compensation Committee, in its sole discretion, to grant various forms of incentive grants.  The Compensation Committee has the power to grant stock options, stock awards, and other stock-based awards, and the Compensation Committee may specify that any award shall be considered “qualified performance-based compensation” under Section 162(m) of the Code.  Each grant will be reflected in an agreement between the Company and the participant, will be subject to the applicable terms and conditions of the 2015 Plan and any guidelines adopted under the 2015 Plan, and may also be subject to other terms and conditions contained in the grant agreement consistent with the 2015 Plan that the Compensation Committee deems appropriate, including restrictions on vesting and exercise and provisions related to settlement in the event of a participant’s death, disability or termination of employment.  The provisions of the various agreements entered into under the 2015 Plan do not need to be identical.

Stock Options

Stock options allow the participant to buy a certain number of shares of common stock of the Company at an exercise price equal to at least the fair market value (as determined by the Compensation Committee) on the date the option is granted.  The Compensation Committee may grant stock options intended to qualify as incentive stock options (“ISOs”) within the meaning of Section 422 of the Code, so-called “nonstatutory options” that are not intended to qualify as incentive stock options (“NSOs”), or any combination of ISOs and NSOs.  All persons eligible to participate in the 2015 Plan may receive a grant of NSOs.  Only employees of the Company and its subsidiaries may receive a grant of ISOs.

The Compensation Committee fixes the exercise price per share for options on the date of grant, provided that the exercise price of any option granted under the 2015 Plan can never be less than the fair market value of the underlying shares of common stock on the date of grant and provided further that, if a participant who will be granted an ISO is a person who holds more than 10% of the total combined voting power of all classes of outstanding voting securities of the Company, the exercise price per share of an ISO granted to such person must be at least 110% of the fair market value of a share of common stock on the date of grant.  To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs (under all of the Company’s equity compensation plans) become exercisable for the first time by a participant during any calendar year exceeds $100,000, such ISOs will be treated as NSOs.

The Compensation Committee determines the term of each option, provided that no option may have a term greater than 10 years from the date of grant and provided further that, if the recipient of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term of that person’s ISO may not exceed five years from the date of grant.  The vesting period for options commences on the date of grant and ends on a date that is determined by the Compensation Committee, in its sole discretion, which is specified in the grant agreement.  A participant may exercise an option by delivering notice of exercise to the Company or its designated agent.  Payment of the exercise price and any withholding taxes for an option may be made:  (i) in cash or by cashier’s check; (ii) if permitted by the Compensation Committee, by surrendering mature shares already owned by the participant that have an aggregate fair market value equal to the exercise price and withholding taxes; (iii) if permitted by the Compensation Committee, using the proceeds of a cashless exercise of the option that is effected through a registered broker-dealer; (iv) if permitted by the Compensation Committee, through the net settlement of the option; (v) by any combination of the foregoing; and/or (vi) any other lawful method as the Compensation Committee may approve.

Options may be exercised in such manner and at such times as the Compensation Committee determines; provided that options may be exercised only while the participant is employed by or providing service to the Company or within a specified period of time after termination of such employment or service.  Each grant agreement relating to an option may specify the circumstances, if any, and the time periods, if any, in which a participant may exercise an option following the termination of his or her employment or service with the Company and its subsidiaries.  Any option (or portion thereof) that is not exercised within the time periods prescribed in the grant agreement shall terminate.  Military or sick leave shall not be deemed a termination under the 2015 Plan provided that such leave does not exceed the longer of three (3) months or the period during which the reemployment rights of the absent employee are guaranteed by statute or by contract.

Stock Awards

The Compensation Committee may grant a stock award to anyone eligible to participate in the 2015 Plan.  A stock award involves the immediate transfer by the Company to the participant of a specific number of shares of common stock.  These shares may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Compensation Committee.  If the shares are restricted, the restrictions will lapse over a period of time or according to such other criteria as the Compensation Committee deems appropriate, including restrictions based on the achievement of specific performance goals.  For as long as a stock award is subject to restrictions, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares granted thereby except upon death as described in the “Transferability” paragraph below.  The Compensation Committee shall determine to what extent, and under what conditions, the participant shall have the right to vote shares awarded pursuant to a stock award and to receive dividends or other distributions paid on such shares during the restriction period.  The Compensation Committee may determine that a participant’s entitlement to dividends or other distributions with respect to a stock award shall be subject to achievement of performance goals or other conditions.  Each grant agreement will state the circumstances, if any, under which a participant may retain a stock award after termination of employment or service and the circumstances under which a stock award may be forfeited.

Other Stock-Based Awards

The Compensation Committee may grant any other award type that is based on, measured by or payable in shares of common stock to anyone eligible to participate in the 2015 Plan, on such terms and conditions as it deems appropriate.  These awards may be subject to achievement of performance goals or other conditions, and may be payable in cash or in shares of common stock, or in a combination of cash and shares of common stock, as determined by the Compensation Committee.

Performance Measures

The 2015 Plan provides that the Compensation Committee may make the degree of payout and/or vesting of any grant dependent upon the attainment of certain performance goals, measured over certain performance periods.  These goals could include, without limitation, stock price, earnings per share of stock, net earnings or profits, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets, cash position or goals relating to acquisitions or divestitures.  The performance goals may relate to the participant’s business unit or the performance of the Company, an affiliate, a subsidiary or the Company and its affiliates and subsidiaries as a whole, or any combination of the foregoing.  Performance goals need not be uniform as among participants.

Shares Available for Grants; Maximum Grants

Up to 100,000 shares of the common stock of the Company will be available for issuance to participants under the 2015 Plan.  All of these shares may be issued pursuant to ISOs.  The 2015 Plan provides that no participant may receive an award or awards in any calendar year with respect to more than 20,000 shares of common stock, and provides further that the maximum number of shares that may be issued or transferred to a participant in a calendar year pursuant to grants designated as qualified performance-based compensation may not exceed 20,000 shares.  These numbers were determined based on the Compensation Committee’s current philosophy and plans with respect to equity compensation and may be increased in the future pursuant to an amendment to the 2015 Plan that is adopted by the Board of Directors and approved by the Company’s stockholders.  Shares of common stock related to any unexercised or unvested award granted under the 2015 Plan that terminates, expires, or lapses for any reason, and shares of common stock that are issued, or deemed to be issued, pursuant to the exercise of a grant and that are subsequently cancelled, forfeited, exchanged or surrendered for any reason, including through the net settlement of a stock option, will become available for re-grant under the 2015 Plan.  Awards paid in cash will not be counted against these limits.

All grants will be expressed in shares of common stock.

Deferrals

To the extent permitted by law, the Compensation Committee may permit or require a participant to defer receipt of the payment of a grant.

Tax Withholding

To the extent that a participant incurs any tax liability in connection with the exercise or receipt of a grant under the 2015 Plan, the Company has the right to deduct or withhold, or to require the participant to pay to the Company, the minimum statutory amount to satisfy federal, state and local tax withholding obligations.  In addition, the Compensation Committee may allow the participant to satisfy the withholding obligation by allowing the Company to withhold a portion of the shares to be issued to the participant.  Shares that are withheld would be available for future grants under the 2015 Plan.

Transferability

Generally, unless specifically allowed by the Compensation Committee and set forth in a grant agreement, grants awarded under the 2015 Plan may not be transferred other than by will or the laws of descent and distribution, except that the Compensation Committee may permit a participant to transfer (subject to compliance with applicable securities laws) his or her NSOs to his or her spouse, lineal ascendants and descendants, or to a trust for the benefit of such persons.  Unless otherwise provided in a grant agreement, grants awarded under the 2015 Plan may be exercised only by the participant or his or her legal guardian or representative during the participant’s lifetime.

Adjustments for Changes in Capitalization and Other Corporate Changes

If there is any change in the number or kind of shares of common stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding shares of common stock as a class without the receipt of consideration by the Company, or if the value of outstanding shares is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, then the maximum number of shares available for issuance under the 2015 Plan, the maximum number of shares for which any individual may receive pursuant to grants in any year, the number of shares covered by outstanding grants, the kind of shares to be issued or transferred under the 2015 Plan, and the price per share or the applicable market value of such grants shall be appropriately adjusted by the Compensation Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such grants.

Substitutions of Options

The Compensation Committee may permit the voluntary surrender of all or any portion of any NSO granted under the 2015 Plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares as the option surrendered, subject to the aggregate maximum number of shares available under the 2015 Plan, or require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant.  Any new stock option will be exercisable at an exercise price, during an option period, and in accordance with any other terms or conditions specified by the Compensation Committee at the time the new option is granted, all determined in accordance with the provisions of the 2015 Plan without regard to the exercise price, option period, or any other terms and conditions of the NSO being surrendered.

Amendment and Termination

The Company’s Board of Directors may, at any time and from time to time and in any respect, amend or modify the 2015 Plan, including to ensure that the 2015 Plan and each grant granted under the 2015 Plan comply with applicable law, regulations and stock exchange rules.  Without stockholder approval, however, the Board may not adopt any amendment that would require the vote of stockholders of the Company under the Code or any amendment affecting “covered employees” that requires the vote of the Company’s stockholders under Section 162(m) of the Code.  The Company’s CEO and other named executive officers are “covered employees”.  No amendment or modification of the 2015 Plan or any grant agreement may adversely affect any outstanding grant without the written consent of the participant holding the grant, except to the extent such amendment or modification is required to comply with any applicable law, regulation or rule to which the Company is subject.

The Board may also terminate the 2015 Plan at any time.  The termination of the 2015 Plan will have no effect on grants that were outstanding at the time of termination, which will remain outstanding pursuant to their terms.

Change in Control

If and to the extent practicable, the Company will provide written notice to each participant with outstanding grants of any proposed Change in Control not less than 15 days prior to its effective date, and (i) upon delivery of such notice, (a) all outstanding stock options will automatically vest and become exercisable, (b) the restrictions and conditions on all outstanding stock awards will immediately lapse, and (c) all outstanding other stock-based awards that are payable in shares of common stock will automatically vest and become payable, and (ii) all outstanding other stock-based awards that are payable in cash will vest and become payable as of the effective time of the Change in Control.

If it is not practicable for the Company to provide such 15-day prior notice, then (i) the Company will, as soon as is reasonably practicable following a Change in Control, provide written notice thereof to each participant with outstanding grants, and (ii) upon such Change in Control, (a) all outstanding stock options will automatically vest and become fully exercisable, (b) the restrictions and conditions on all outstanding stock awards will immediately lapse, and (c) all outstanding other stock-based awards that are payable in shares of common stock or cash will automatically vest and become payable in shares or cash, respectively.

Where the Company is not the surviving corporation in a Change in Control (or survives only as a subsidiary of another corporation), unless varied by the Compensation Committee in any particular grant agreement, all outstanding stock options that are not exercised will be assumed by, or replaced with comparable options and rights by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and the surviving corporation will be obligated to fulfill the Company’s obligations with respect to any other grant type that became payable pursuant in connection with or upon the Change in Control but was not paid at or prior to the effective time of the Change in Control.

Notwithstanding the foregoing, but only to the extent permitted by the applicable law, including Section 409A of the Code, in connection with the consummation of a Change in Control, the Compensation Committee may take any of the following actions without the consent of any participant:  (i) the Compensation Committee may require that participants surrender their outstanding stock options in exchange for a payment by the Company, in cash or shares of common stock as determined by the Compensation Committee, in an amount equal to the amount by which the then fair market value subject to the participant’s unexercised options exceeds the aggregate option price of the options, or (ii) after giving participants an opportunity to exercise their outstanding options, the Compensation Committee may terminate any or all unexercised options at such time as the Compensation Committee deems appropriate.  Such surrender, termination or settlement will take place as of the date of the Change in Control or such other date as the Compensation Committee may specify.  These alternatives may be taken, however, only if the Compensation Committee making the determination is comprised of the same members as those of the Compensation Committee immediately before the Change in Control.

Under the 2015 Plan, a “Change in Control” will occur upon any of the following events:

•
After the effective date of the 2015 Plan, any one person, or more than one person acting as a “group” (within the meaning of 26 C.F.R. § 1.409A-3(i)(5)(v)(B)), acquires ownership of capital stock of any class, including voting or nonvoting common or preferred stock, of the Company (“Company Stock”) that, together with Company Stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the then outstanding Company Stock; provided, however, that:  (i) a Change in Control will not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will own, immediately after the transaction, capital stock of any class, including voting or nonvoting common or preferred stock, representing more than 50% of the total fair market value of the then outstanding capital stock of any class, including voting or nonvoting common or preferred stock, of the parent corporation or entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); and (ii) ownership or control of Company Stock, individually or collectively, by any Affiliates (as defined in the 2015 Plan) of the Company that are benefit plans sponsored by the Company or any Affiliate will not constitute a Change in Control.

•
Any one person, or more than one person acting as a “group”, acquires, during any 12-month period after the effective date of the 2015 Plan, ownership of Company Stock possessing 35% or more of the total voting power of the outstanding Company Stock; provided, however, that the acquisition of ownership or control of Company Stock, individually or collectively, by any Affiliates of the that are benefit plans sponsored by the Company or any Affiliate will not constitute a Change in Control.

•
During any 12-month period after the effective date of the 2015 Plan, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of at least a majority of the directors who were not directors at the beginning of such period, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either (i) were directors at the beginning of such period or (ii) whose appointment, election or nomination for election was approved prior to the beginning of such period.

•
Any one person, or more than one person acting as a “group”, acquires, during any 12-month period after the effective date of the 2015 Plan, assets from the Company that have a “total gross fair market value” (as defined in 26 C.F.R. § 1.409A-3(i)(5)(vii)(A)) equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition.

Notwithstanding the foregoing, if any one person, or more than one person acting as a “group”, is considered to effectively control the Company by operation of any of the foregoing provisions, then the acquisition of additional control of the Company by the same person or persons will not constitute (or be deemed to cause) a Change in Control within the meaning of 2015 Plan.

The Compensation Committee may modify this definition of a Change in Control for a particular grant as it deems appropriate to comply with Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Although the foregoing provisions are included in the 2015 Plan primarily for the protection of a participant in the event of a Change in Control of the Company, they may also be regarded as having an anti-takeover effect, which may reduce the Company’s vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board.

Registration of Shares

As soon as is practicable after the 2015 Plan is approved by stockholders, the Company intends to register the shares of Common Stock necessary to fund the 2015 Plan on a Registration Statement on Form S-8 filed under the Securities Act of 1933, as amended.

Certain Federal Income Tax Consequences

The federal income tax consequences arising with respect to grants granted under the 2015 Plan will depend on the type of the grant.  The following provides only a general description of the application of federal income tax laws to certain grants under the 2015 Plan, based on current federal income tax laws.  This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of grants made, the identity of the recipients, and the method of payment or settlement.  This summary is not intended to be exhaustive and, among other things, does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.  Participants should not rely on this discussion for individual tax advice, as each participant’s situation and the tax consequences of exercising grants and disposing of the underlying shares of common stock will vary depending upon the specific facts and circumstances involved.  Each participant is advised to consult with his or her own tax advisor.

Incentive Stock Options

A participant will not recognize income upon the grant or exercise of an award that qualifies as an ISO under the 2015 Plan.  However, the difference between the fair market value of the stock on the date of exercise and the exercise price is an item of tax preference which may cause the participant to be subject to the alternative minimum tax in the year in which the ISO is exercised.

If a participant exercises an ISO and does not dispose of the underlying shares within (i) two years from the date of grant of the ISO, and (ii) one year from the date of exercise, the participant will generally recognize capital gain or loss on a subsequent sale of the stock equal to the difference between the sales price and the exercise price.  If a participant disposes of common stock acquired upon exercise of an ISO before the expiration of either the two-year or the one-year holding periods described in the preceding sentence (each a “disqualifying disposition”), the participant will generally realize ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess of the fair market value of the shares on the date of disposition over the exercise price.  The Company will not be allowed any deduction for federal income tax purposes at either the time of grant or the time of exercise of an ISO.  Upon any disqualifying disposition by a participant, the Company will generally be allowed a deduction to the extent the participant realizes ordinary income.

Nonstatutory Options

A participant who is granted an option under the 2015 Plan which does not qualify as an ISO shall be treated as having been granted a nonstatutory option.  Generally, the grant of an NSO does not result in a participant recognizing income.  Upon the exercise of an NSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of the common stock at the time of exercise over the exercise price of the NSO.  The Company will generally be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant, provided the Company satisfies its information reporting obligations with respect to such income.

On a subsequent sale of the shares of the common stock, the participant will recognize capital gain or loss equal to the difference between the amount realized from the sale of stock and the participant’s adjusted basis in those shares, which will generally be the sum of the amount paid and the amount of income previously recognized by the participant in connection with the exercise of the NSO.  Such capital gain or loss will be long or short term depending upon the holding period for such shares.

Stock Awards

In general, the grant of restricted stock has no tax effect on the Company or the participant.  When the shares become vested pursuant to the restricted stock award, the participant will recognize ordinary income equal to the fair market value of the shares delivered to him or her under the restricted stock award and the Company will generally be allowed a federal income tax deduction in an amount equal to the amount included in income by the participant, provided (i) such amount constitutes an ordinary and necessary business expense, and (ii) the Company satisfies its information reporting obligations with respect to such income.  Such deduction will be allowed in the tax year in which the participant recognizes such income.

In general, the grant of stock that is not restricted will cause the participant to recognize ordinary income equal to the fair market value of the shares delivered to him or her under the stock award and will allow the Company to receive a federal income tax deduction in an amount equal to the amount included in income by the participant, provided (i) such amount constitutes an ordinary and necessary business expense, and (ii) the Company satisfies its information reporting obligations with respect to such income.  Such deduction will be allowed in the tax year in which the participant recognizes such income

Within thirty (30) days after the date restricted stock is transferred pursuant to a grant, a participant may elect under Section 83(b) of the Code to be taxed on the fair market value of the restricted stock at the time of the grant, rather than at the time the restricted stock is no longer subject to a substantial risk of forfeiture or becomes transferable.  In such case, the Company would be allowed a federal income tax deduction in the year of the grant.  If such an election is made, the participant will not recognize any income at the time the restricted stock becomes unrestricted.  If the participant subsequently forfeits the restricted stock, the participant will not be allowed a deduction in respect of such forfeiture, and no refund will be available to the participant for the taxes previously paid, nor shall the Company have any obligation to reimburse the participant.

Regardless of whether a participant makes a Section 83(b) election, upon a subsequent sale or exchange of the restricted stock, the participant will recognize capital gain or loss based on the difference between the amount realized from the sale of stock and the participant’s adjusted basis in those shares, which will generally be the sum of the amount paid (if any) and the amount of income previously recognized by the participant.  The capital gain or loss will be long-term gain or loss if the shares are held by the participant for at least one year after the restrictions lapse or the shares become transferable, whichever occurs first.  If a Section 83(b) election is made, the participant’s holding period in the shares will begin to run from the date of the transfer.

Limitation on Income Tax Deduction

As discussed above, Section 162(m) of the Code may limit the Company’s federal income tax deductions to the extent that total compensation paid to a “covered employee” exceeds $1,000,000 in any one year, but the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with the conditions imposed by Section 162(m).  The 2015 Plan has been designed to enable any grant awarded by the Compensation Committee to a “covered employee” to qualify as performance-based compensation under Section 162(m).

Miscellaneous Tax Issues

Compensation to a participant who is an employee which results from grants under the 2015 Plan will constitute wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act and thus will result in additional tax liability to the Company, generally with respect to each grant at the time that such grant is no longer subject to a substantial risk of forfeiture or becomes transferable.

Compliance with Section 409A of the Code

Section 409A of the Code governs certain types of non-qualified deferred compensation.  The 2015 Plan contemplates both deferred compensation that is subject to Section 409A and deferred compensation that is not subject to Section 409A.  The 2015 Plan requires that it be administered so that neither it nor any grant granted under it violates Section 409A of the Code.  Accordingly, the Compensation Committee is required to structure all grants so that they are either exempt from or comply with Section 409A of the Code, and the Board and the Compensation Committee are permitted, within the bounds of the 2015 Plan and applicable law, including Section 409A of the Code, to interpret the 2015 Plan and/or any grant agreement, and to make any and all amendments to the 2015 Plan or any grant agreement, to ensure that all grants are either exempt from or comply with Section 409A.

Consideration to be Received by the Company for Grants

The Company may receive monetary consideration upon the issuance of stock under a stock award, if and in the amount determined by the Compensation Committee at the time of grant and set forth in the grant agreement.  The Company will receive no monetary consideration other than the option price for shares of common stock delivered to participants upon the exercise of stock options.  Pursuant to Section 1032 of the Code, the consideration received by the Company for the issuance of the stock or the exercise of an option will not be subject to federal income tax.  The Company will receive no monetary consideration upon the vesting of stock units, performance units, or other stock-based awards.

Current Stock Price

On April 6, 2015, the closing sales price of the Common Stock, as reported on the NASDAQ Stock Market, was $5.20 per share.

Interest of Certain Persons in the Approval of the 2015 Plan; Future 2015 Plan Benefits

The Company’s current directors, director nominees and executive officers have an interest in the proposal to approve the 2015 Plan, as each would be eligible to receive awards under the 2015 Plan.  The benefits that will be received by or allocated to eligible persons under the 2015 Plan, including each of the current directors, director nominees, and named executive officers, the current executive officers as a group, the current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group, are discretionary and are not presently determinable.

During the Company’s fiscal year ended December 31, 2014, (i) the current executive officers of the Company received, in the aggregate, stock options to purchase 90,000 shares of Common Stock under the 2007 Plan and the Jefferson Plan and stock awards relating to 202,032 shares of Common Stock under the 2007 Plan, (ii) current directors who are not executive officers received, in the aggregate, stock awards relating to 14,224 shares of Common Stock under the 2007 Plan, and (iii) employees, including current officers who are not executive officers, received, in the aggregate, stock options to purchase 32,000 shares of Common Stock under the 2007 Plan and the Jefferson Plan.

Vote Required; Manner of Approval

Assuming that a quorum is present, the affirmative vote of a majority of all votes cast at the Annual Meeting is required for approval of the 2015 Plan.  In the event that a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the meeting who are present, in person or by proxy, will have power to adjourn and postpone the Annual Meeting until a quorum may be obtained.  Proxies solicited by the Board will be voted “FOR” approval of the 2015 Plan unless otherwise instructed in the proxy.

Recommendation of the Board of Directors

The Company’s Board of Directors believes that the 2015 Plan will provide the Company with a valuable benefit by continuing its ability to attract and retain key individuals.  The Board believes that the approval of the 2015 Plan is in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the 2015 Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information, as of December 31, 2014, with respect to all compensation arrangements that we maintain under which shares of the Company’s common stock may be issued:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants, and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column) (c) (1)
Equity compensation plans approved by security holders	743,015	$4.99	73,111
Equity compensation plans not approved by security holders	-	-	-
Total	743,015	$4.99	73,111

Note:

(1)
In addition to stock options and stock appreciation rights, the 2007 Plan permits the grant of stock awards of various types and performance units.  As of December 31, 2014, restricted stock awards relating to 16,256 shares were outstanding that are not included in the number shown in column (a).  Shares of common stock subject to restricted stock or unrestricted stock awards may not exceed 50% of the total number of shares available under the 2007 Plan.  Subject to the anti-dilution provisions of the Equity Plan, (i) the maximum number of shares of common stock for which stock options and stock appreciation rights may be granted to any participant in any fiscal year shall not exceed 500,000 shares, and (ii) the maximum aggregate dollar amount of, and the maximum number of shares of common stock subject to, restricted stock and performance unit awards to any employee with respect to a restriction period or performance period may not exceed $500,000 and 500,000 shares, respectively.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors has: (i) reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2014 with management; (ii) discussed with McGladrey, the Company’s independent registered public accounting firm, all matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) received and reviewed the written disclosures and the letter from McGladrey required by applicable requirements of the Public Company Accounting Oversight Board regarding McGladrey’s communications with the Audit Committee concerning independence and has discussed with McGladrey their independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

By:	AUDIT COMMITTEE

Charles L. Maskell, Jr., Chairman Steven K. Breeden Mark M. Caplan Harold I. Hackerman

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder, the Company’s executive officers and directors and persons who beneficially own more than 10% of the outstanding shares of Common Stock are required to file certain reports regarding their ownership of Common Stock with the SEC. Based solely on a review of copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all such persons timely filed all reports required to be filed by Section 16(a) during the year ended December 31, 2014.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Prior to the Merger with Jefferson on April 19, 2013, the Company’s annual financial statements were audited by the accounting firm of Rowles & Company, LLP (“Rowles”) and Jefferson’s annual financial statements were audited by McGladrey.  The Merger was accounted for as a reverse merger because the number of shares of the Common Stock issued to Jefferson’s stockholders in the Merger exceeded 50% of the number of shares of the Common Stock outstanding immediately after the Merger.  This accounting treatment means that Jefferson was deemed to be the accounting acquirer in the Merger even though the Company was the legal successor in the Merger, and the historical financial statements of Jefferson have become the Company’s historical financial statements.  The SEC has released guidance that unless the same accountant reported on the most recent financial statements of both the accounting acquirer and the legal successor, a reverse merger results in a change in the legal successor’s accountants.  Following the Merger, the Audit Committee dismissed Rowles as the Company’s independent registered public accounting firm on May 22, 2013 and appointed McGladrey as the Company’s new independent registered public accounting firm on July 11, 2013.   McGladrey audited the Company’s consolidated financial statements for the year ended December 31, 2013.

During the period between January 1, 2013 and May 22, 2013, (i) there were no disagreements between the Company and Rowles on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Rowles, would have caused it to make reference to such disagreement in its reports on the Company’s financial statements, and (ii) there were no events of the kinds listed in paragraphs (A) through (D) of Item 307(a)(1)(v) of the SEC’s Regulation S-K between the Company and Rowles.  During the period between January 1, 2013 and July 11, 2013, the Company did not consult with McGladrey, and McGladrey did not provide the Company with any written report or oral advice, regarding any of the matters described in Item 304(a)(2) of the SEC’s Regulation S-K.

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 3)

The Audit Committee of the Board of Directors has appointed McGladrey to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015. At the Annual Meeting, stockholders will be asked to ratify this appointment.  As noted above, McGladrey has served as the Company’s independent registered public accounting firm since July 11, 2013.  McGladrey has advised the Company that neither the accounting firm nor any of its partners or associates has any direct financial interest in or any connection with the Company other than as independent public auditors. A representative of McGladrey will be present at the Annual Meeting and will be given the opportunity to make a statement, if he or she so desires, and to respond to appropriate questions.

Vote Required

A majority of the votes cast at the Annual Meeting is required for approval of the ratification of the appointment of McGladrey as the Company’s independent registered public accounting firm. Abstentions and broker non-votes, if any, will have no effect on the vote for this proposal 3.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee.  The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

Board Recommendation

The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for 2015.

AUDIT FEES AND SERVICES

The following table presents fees for professional services rendered to the Company by McGladrey for the years ended December 31, 2014 and 2013:

	2014	2013
Audit Fees	$238,000	$246,728
Audit Related Fees	-	-
Tax Fees	7,297	20,500
All Other Fees	-	-
Total	$245,297	$267,228

Audit fees incurred in 2014 and 2013 consisted of professional services rendered for the audit of the Company’s annual consolidated financial statements included in the Company’s Annual Reports on Form 10-K and the review of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q.

Tax Fees in 2014 represent fees for the preparation of quarterly estimates.  Tax Fees in 2013 represent fees for tax compliance services, tax return preparation, and services related to the Merger.

It is the Audit Committee’s policy to pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act, which, when needed, are approved by the Audit Committee prior to the completion of the independent registered public accounting firm’s audit. All of the 2014 and 2013 services described above were pre-approved by the Audit Committee.

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 4)

The Company is providing its stockholders with the opportunity to approve or disapprove the compensation paid to its named executive officers for 2014, as discussed in this Proxy Statement pursuant to Item 402 of the SEC’s Regulation S-K (commonly referred to as the “Say-on-Pay Vote”). Although this advisory vote is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Board of Directors nevertheless believes that it is appropriate to seek the views of stockholders on the design and effectiveness of the Company’s executive compensation program. The Company’s goal for its executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The section of this Proxy Statement entitled “Executive Compensation” contains the information required by Item 402 of Regulation S-K and discusses in detail the Company’s executive compensation program and the compensation that was earned by, awarded to or paid to the Company’s named executive officers in 2014.

The Board of Directors believes that the Company’s compensation philosophy and policies are reasonable in comparison both to similarly-sized companies in our industry and to the Company’s performance during 2014. The Board of Directors also believes that the Company’s compensation program aligns executive officers with the interests of stockholders in the long-term value of the Company as well as the components that drive long-term value.

At the Annual Meeting, stockholders will be asked to adopt the following non-binding advisory resolution:

RESOLVED, that the compensation paid to the named executive officers of Bay Bancorp, Inc., as disclosed in its definitive Proxy Statement for the 2015 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including in the section entitled “Executive Compensation”, is hereby approved.

Interests of Executive Officers

Because this advisory vote relates to, and may impact, the Company’s executive compensation policies and practices, the Company’s executive officers, including its named executive officers, have an interest in the outcome of this vote.  Abstentions and broker non-votes, if any, will have no effect on the vote for this proposal.

Vote Required

A majority of the votes cast at the Annual Meeting is required for adoption of the foregoing non-binding advisory resolution.

Because your vote is advisory, it will not be binding on the Board of Directors or its Compensation Committee, overrule any decision made by the Board or its Compensation Committee, or create or imply any additional fiduciary duty by the Board or its Compensation Committee. The Board and its Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” the adoption of the non-binding advisory resolution approving the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS

A stockholder who desires to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be included in the Proxy Statement for and voted on at the 2016 Annual Meeting of Stockholders must submit such proposal in writing, including all supporting materials, to the Company at its executive offices no later than December 17, 2015 (i.e., 120 days prior to the date of mailing of the Proxy Statement for that meeting, based on this year’s Proxy Statement mailing date) and meet all other requirements for inclusion in the Proxy Statement. Additionally, pursuant to Rule 14a-4(c)(1) under the Exchange Act, if a stockholder intends to present a proposal for business to be considered at the 2016 Annual Meeting of stockholders but does not seek inclusion of the proposal in the Company’s Proxy Statement for that meeting, then the Company must receive the proposal by March 1, 2016 (i.e., 45 days prior to the date of mailing of the Proxy Statement for that meeting, based on this year’s Proxy Statement mailing date for it to be considered timely received. Rules 14a-8 and 14a-4(c)(1) provide additional time constraints if the date of the 2016 Annual Meeting of Stockholders is changed by more than 30 days. If notice of a stockholder proposal is not timely received as set forth above, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

FINANCIAL STATEMENTS

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which contains audited financial statements for the year ended December 31, 2014, accompanies this Proxy Statement. This Form 10-K may also be obtained without charge by visiting the Company’s website (www.baybankmd.com) or upon written request to: Corporate Secretary, Bay Bancorp, Inc., 2328 West Joppa Road, Suite 325, Lutherville, Maryland 21093.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that allow us to deliver a single annual report, Proxy Statement, Proxy Statement combined with a prospectus, or any information statement to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This is known as “householding.”

The Company is delivering only one Annual Report and Proxy Statement to stockholders sharing an address and who have the same last name or who we believe to be members of the same family, unless contrary instructions have been received from the affected stockholders. Most banks and brokers also are delivering only one copy of the Company’s annual report and the Proxy Statement to consenting street-name stockholders (who own shares in the name of a bank, broker or other holder of record on our books maintained by our transfer agent) who share the same address.

Once you have received notice from your broker or the Company that they are or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. Therefore, if you share the same last name and address with one or more stockholders, from now on, unless the Company receives contrary instructions from you (or from one of these other stockholders), you and all other stockholders who have your last name and live at the same home address will receive only one copy of any of the Company’s annual report, Proxy Statement, and/or Proxy Statement combined with a prospectus or information statement. The Company will include with the household materials for its Annual Meetings, or any other stockholders’ meeting, a separate Notice of Annual Meeting and proxy card for each registered stockholder who shares your last name and lives at your home address.

If you do not wish to participate in the householding program and would prefer to receive separate proxy materials in the future, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please contact the Company’s transfer agent, American Stock Transfer & Trust Company, or, if you hold your shares in street name, your bank, broker or other record holder. You may contact American Stock Transfer & Trust Company at 1-800-937-5449 or 6201 15th Avenue, 3rd Floor, Brooklyn, NY 11219 to “opt-out” or revoke your consent. If you “opt-out” or revoke your consent to householding, each primary account holder residing at your address will receive individual copies of the Company’s Proxy Statement, annual report and other future stockholder mailings.  The Company will deliver promptly upon oral or written request to our transfer agent a separate copy of its current annual report and this Proxy Statement to any security holder at a shared address to which a single copy of such documents was delivered in connection with the Annual Meeting.

To View the Annual Report and Proxy Materials Online go to:
http://www.baybankmd.com/AboutUs/InvestorRelations/PROXYMATERIALS.aspx

OTHER MATTERS

The Company knows of no matters to be presented for action at the meeting other than those mentioned above; however, if any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interest of the Company.

APPENDIX A

BAY BANCORP, INC.
2015 EQUITY COMPENSATION PLAN

1. Purpose.  The purpose of this Plan is to provide designated (a) Employees of the Company and its Affiliates and (b) Non-Employee Directors of the Company with the opportunity to receive grants of Options, Stock Awards and Other Stock-Based Awards.  The Company believes that this Plan will encourage the Participants to contribute materially to the growth of the Company, thereby benefiting the Company’s stockholders, and will align the economic interests of the Participants with those of the stockholders.

All capitalized terms shall be as defined in Section 2 hereof.

2. Definitions.  Whenever used in this Plan, the following terms will have the respective meanings set forth below:

(a) “Affiliate” means any “parent corporation” and any “subsidiary corporation” of the Company, as such terms are defined in Section 424 of the Code.

(b) “Board of Directors” or “Board” means the Company’s board of directors.

(c)  “Change in Control” means the occurrence of any of the following events:

(i) After the Effective Date, any one person, or more than one person acting as a “group” (within the meaning of 26 C.F.R. § 1.409A-3(i)(5)(v)(B)), acquires ownership of capital stock of any class, including voting or nonvoting common or preferred stock, of the Company (“Company Stock”) that, together with Company Stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the then outstanding Company Stock; provided, however, that:  (A) a Change in Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will own, immediately after the transaction, capital stock of any class, including voting or nonvoting common or preferred stock, representing more than 50% of the total fair market value of the then outstanding capital stock of any class, including voting or nonvoting common or preferred stock, of the parent corporation or entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); and (B) ownership or control of Company Stock, individually or collectively, by any Affiliates that are benefit plans sponsored by the Company or any Affiliate shall not constitute a Change in Control.

(ii) Any one person, or more than one person acting as a “group”, acquires, during any 12-month period after the Effective Date, ownership of Company Stock possessing 35% or more of the total voting power of the outstanding Company Stock; provided, however, that the acquisition of ownership or control of Company Stock, individually or collectively, by any Affiliates that are benefit plans sponsored by the Company or any Affiliate shall not constitute a Change in Control.

(iii) During any 12-month period after the Effective Date, individuals who at the beginning of such period constituted the Board of Directors cease for any reason to constitute a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of at least a majority of the directors who were not directors at the beginning of such period, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either (A) were directors at the beginning of such period or (B) whose appointment, election or nomination for election was approved prior to the beginning of such period.

(iv) Any one person, or more than one person acting as a “group”, acquires, during any 12-month period after the Effective Date, assets from the Company that have a “total gross fair market value” (as defined in 26 C.F.R. § 1.409A-3(i)(5)(vii)(A)) equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition.

Notwithstanding the foregoing, if any one person, or more than one person acting as a “group”, is considered to effectively control the Company by operation of Section 1(c)(ii) or (iii) of this Plan, then the acquisition of additional control of the Company by the same person or persons will not constitute a Change in Control within the meaning of Section 1(c)(ii) or (iii) of this Plan (or be deemed to cause a Change in Control within the meaning of Section 1(c)(i) of this Plan).  Further, the Committee may modify the definition of Change in Control for a particular Grant as the Committee deems appropriate to comply with Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

(d)  “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of the Board of Directors comprised solely of two or more independent directors as the Board of Directors may appoint to administer this Plan, or, if such committee has not been appointed, the full Board of Directors.  Notwithstanding the foregoing, with respect to Grants to Employees that are intended as “qualified performance-based compensation” (as defined under Section 162(m) of the Code), as well as to Employees who are officers of the Company, the Committee shall consist of two or more persons appointed by the Board, all of whom shall be “outside directors” (as defined under Section 162(m) of the Code and related U.S. Department of the Treasury regulations) and “non-employee directors” as defined under Rule 16b-3 promulgated under the Exchange Act.

(f) “Common Stock” means the common stock, par value $1.00 per Share, of the Company or such other securities of the Company as may be substituted for Common Stock pursuant to Sections 5(c) or 12 hereof.

(g) “Company” means Bay Bancorp, Inc., a Maryland corporation, and any successor thereto.

(h) “Date of Grant” means the date a Grant is effective.

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(i) “Director” means a member of the Board of Directors.

(j) “Disabled” means “permanently and totally disabled” within the meaning of Section 22(e)(3) of the Code.

(k) “Effective Date” means March 25, 2015 (the date on which this Plan was adopted by the Board), subject to approval of this Plan by the stockholders of the Company within 12 months of the Effective Date.

(l) “Eligible Person” has the meaning given such term in Section 4(a) of this Plan.

(m) “Employee” means an employee of the Company or an Affiliate (including an officer or director who is also an employee).

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” of a Share as of any date means, unless otherwise required by any applicable provision of the Code or any regulations thereunder, the closing sale price of a Share on the trading day immediately preceding such date, as reported on any established securities exchange or national market system on which the Shares are then listed or admitted to trading (or, if no Shares were traded on such date, the closing sale price of a Share on the first day prior thereto on which Shares were traded), or, if not so listed or admitted, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose in accordance with applicable law.

(p) “Grant” means an Option, a Stock Award, or an Other Stock-Based Award granted under this Plan.

(q) “Grant Agreement” means the written agreement that sets forth the terms and conditions of a Grant, including all amendments thereto.

(r) “Incentive Option” means an Option which by its terms is intended to be treated as an “incentive stock option” within the meaning of Section 422 of the Code, as described in Section 5.

(s) “Non-Employee Director” means a Director who is not an officer or employee of the Company and who is (i) a “nonemployee director” within the meaning of Exchange Act Rule 16b-3 or any successor regulation, and (ii) an “outside director” within the meaning of Section 162(m) of the Code; provided, however, that item (ii) shall apply only with respect to grants of Options intended by the Committee to qualify as “performance-based compensation” under Section 162(m) of the Code.

(t) “Nonstatutory Option” means any Option that is not an Incentive Option, as described in Section 5.

(u) “Option” means a right, during the Option Period, to purchase Shares at an Option Price under this Plan.

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(v) “Option Period” means the term during which an Option is exercisable.

(w) “Option Price” means the price paid or to be paid by a Participant for a Share upon exercise of an Option.

(x) “Other Stock-Based Award” means any Grant based on, measured by or payable in Shares (other than Grants described in Sections 5 and 6), as described in Section 7.

(y) “Participant” means an Eligible Person designated by the Committee to receive a Grant under this Plan.

(z) “Person” has the meaning given such term in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) of the Exchange Act, except that such term shall not include (i) the Company or any of its affiliates (as defined under Rule 12b-2 of the Exchange Act), (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.

(aa) “Plan” means this 2015 Equity Compensation Plan of the Company, as in effect from time to time.

(bb) “Purchased Shares” means the Shares to be purchased by, and issued to, a Participant upon exercise of an Option.

(cc) “Share” means a share of Common Stock.

(dd) “Stock Award” means an award of Shares, as described in Section 6 hereof.

(ee) “Successor Participant” means the personal representative or other person entitled to succeed to the rights of the Participant in accordance with Section 11 hereof.

(ff) “Ten Percent Owner” means a Person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, securities possessing more than 10% of the total combined voting power of all classes of securities of the Company (or its parent or subsidiary corporations).  Whether a person is a Ten Percent Owner shall be determined with respect to each Grant based on the facts existing on its Date of Grant.

1. Administration.

(a) Committee.  This Plan shall be administered and interpreted by the Committee.  Day to day administrative functions may be performed by employees of the Company, as approved by the Committee.

(b) Committee Authority.  The Committee shall have the sole authority to (i) determine the Employees and Non-Employee Directors to whom Grants shall be made under this Plan, (ii) determine the type, size and terms of the Grants to be made to each Participant, (iii) determine the time when the Grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued Grant, subject to the provisions of Section 15 hereof, (v) adopt guidelines separate from this Plan that set forth the specific terms and conditions for Grants under this Plan, and (vi) deal with any other matters arising under this Plan.

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(c) Committee Determinations.  The Committee shall have full power and express discretionary authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.  The Committee’s interpretations of this Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any Grants awarded hereunder.  All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals.  The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

2. Grants.  Grants under this Plan may consist of Options, Stock Awards, and Other Stock-Based Awards.  All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee in separate guidelines or to the individual in the Grant Agreement or an amendment to the guidelines or Grant Agreement.  The Committee shall approve the form and provisions of each Grant Agreement.  Grants under a particular Section of this Plan need not be uniform as among the Participants.  All Grants shall be made conditional upon the Participant’s acknowledgement, in writing or by acceptance of the Grant, that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries, and any other person having or claiming an interest under such Grant.  Notwithstanding any provision of this Plan to the contrary, the Committee may make Grants that are contingent on, and subject to, stockholder approval of this Plan or an amendment to this Plan.

3. Shares of Common Stock Subject to this Plan.

(a) Shares Authorized.  Subject to adjustment as described below:  (i) the aggregate number of Shares that may be issued or transferred under this Plan is 100,000; (ii) the aggregate number of Shares that may be issued or transferred pursuant to Incentive Options is 100,000; (iii) a Participant may not be awarded, in any calendar year, Grants covering more 20,000 Shares; and (iv) the aggregate number of Shares that may be issued or transferred to any Participant in a calendar year pursuant to Grants designated as qualified performance-based compensation under Section 8 of this Plan is 20,000.  The Shares issued or transferred pursuant to this Plan may be authorized but unissued Shares or reacquired Shares, including Shares purchased by the Company on the open market for purposes of this Plan.  Grants paid in cash shall not count against the foregoing Share limits.

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(b) Share Counting.  For administrative purposes, when the Committee makes a Grant payable in Shares, the Committee shall reserve Shares equal to the maximum number of Shares that may be payable under the Grant.  If and to the extent Options granted under this Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered after the Effective Date without having been exercised or if any Stock Awards or Other Stock-Based Awards are forfeited or terminated, or otherwise not paid in full after the Effective Date, the Shares subject to such Grants shall again be available for purposes of this Plan.  In addition, if and to the extent an Option is exercised pursuant to Section 5(f)(iv) hereof, the number of Shares determined pursuant to clause (B) of Section 5(f)(iv) shall again be available for purposes of this Plan.  To the extent Grants are paid in cash, and not in Shares, any Shares previously reserved for issuance or transfer pursuant to such Grants shall again be available for issuance or transfer under this Plan.

(c) Adjustments.  If there is any change in the number or kind of Shares outstanding by reason of (i) a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) a merger, reorganization or consolidation, (iii) a reclassification or change in par value, or (iv) any other extraordinary or unusual event affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or if the value of outstanding Shares is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of Shares available for issuance under this Plan, the number of Shares covered by outstanding Grants, the kind of Shares to be issued or transferred under this Plan, and the Option Price, price per Share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued Shares to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional Shares resulting from such adjustment shall be eliminated by adjusting the number of Shares to the nearest smaller whole number of Shares. Any adjustment in Incentive Options under this Section 3(c) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 3(c) shall be made in a manner which does not adversely affect the exemption provided pursuant to Exchange Act Rule 16b-3.  Further, with respect to Options intended to qualify as “performance-based compensation” under Section 162(m) of the Code, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without a loss of deductibility for Options under Section 162(m) of the Code.  The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

4. Eligibility for Participation.

(a) Eligible Persons.  All Employees, including Employees who are officers or members of the Board, all Non-Employee Directors and, subject to applicable law, all consultants of the Company or of an Affiliate (each an, “Eligible Person”) shall be eligible to participate in this Plan.

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(b) Selection of Participants.  The Committee shall select the Eligible Persons to receive Grants and shall determine the terms and conditions of the Grant and the number of Shares subject to each Grant.

5. Options.

(a) General Requirements.  The Committee may grant Options to an Eligible Person upon such terms and conditions as the Committee deems appropriate under this Section 5 hereof.

(b) Number of Shares.  The Committee shall determine the number of Shares that will be subject to each Option granted under this Plan.

(c) Type of Option and Price.

(i) The Committee may grant Incentive Options or Nonstatutory Options or any combination of Incentive Options and Nonstatutory Options.  Incentive Options may be granted only to Employees and may not be granted to Non-Employee Directors.

(ii) The Option Price shall be set by the Committee at the time the is granted but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant.  In addition, an Incentive Option granted to an Eligible Person who, as of the Date of Grant, is a Ten Percent Owner shall have an Option Price that is at least equal to 110% of the Fair Market Value of a Share on the Date of Grant.

(d) Vesting; Option Period.  An Option shall vest and become exercisable in such manner and on such date or dates as are determined by the Committee, which need not be the same for all Participants.  The Option Period shall expire at such time as the Committee shall determine; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from its Date of Grant.  In addition, an Incentive Option granted to an Eligible Person who, as of the Date of Grant, is a Ten Percent Owner shall not have an Option Period that is longer than the date that is five (5) years after its Date of Grant.  Notwithstanding any vesting date or dates set by the Committee in a Grant Agreement, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of the Option other than with respect to exercisability.  If an Option is exercisable in installments, then such installments or portions thereof which become exercisable shall remain exercisable until the expiration of the Option Period.

(e) Termination of Employment or Service.  Except as provided in a Grant Agreement, an Option may only be exercised while the Participant is employed by, or providing services to, the Company or one of its Affiliates.  The Committee shall specify in a Grant Agreement under what circumstances, if any, and during what time periods, if any, a Participant may exercise an Option after termination of employment or service.

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(f) Exercise of Options.  A Participant may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company or its designated agent that states the number of Purchased Shares, the person or persons in whose name the Purchased Shares are to be registered and each such person’s address and social security number.  The Participant shall pay the aggregate Option Price for the Purchased Shares and any required federal, state and local tax withholding taxes (as described in Section 10 hereof):  (i) in cash or by cashier’s check on the date of exercise; (ii) if permitted by the Committee, and if the Company is not then prohibited from purchasing or acquiring Shares, by delivering on the date of exercise Shares (or by attestation as to ownership of such Shares on a form prescribed by the Committee) that (A) have been held by the Participant for at least six (6) months and (B) have an aggregate Fair Market Value on the date of exercise equal to the sum of the aggregate Option Price for the Purchased Shares plus any withholding taxes; (iii) if permitted by the Committee, in cash, on the T+3 settlement date that occurs after the exercise date specified in the notice of exercise, provided that the Participant exercises the Option through an irrevocable agreement with a registered broker and the payment is made in accordance with procedures permitted by Regulation T of the Federal Reserve Board and such procedures do not violate applicable law; (iv) if permitted by the Committee, and subject to applicable law, by electing to have the Company treat the Participant as exercising the Option for (A) the Purchased Shares plus (B) that number of additional Shares (which shall be withheld and canceled by the Company) so that the aggregate difference between the aggregate Fair Market Value of such additional Shares and the aggregate Option Price of such additional Shares is equal to the aggregate Option Price of the Purchased Shares plus the amount of any withholding taxes; (v) by a combination of any of the foregoing methods; or (vi) by such other method as the Committee may approve, to the extent permitted by applicable law.  Payment of the Option Price and any required withholding taxes must be received by the time specified by the Committee depending on the type of payment being made.

(g) Annual Limit on Incentive Options.  To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of Shares with respect to which any Participant may first exercise Incentive Options (granted under this Plan and all other equity compensation plans of the Company) during any calendar year exceeds $100,000 or such other amount as shall be specified in Section 422 of the Code and rules and regulations thereunder, such excess Incentive Options shall be treated as Nonstatutory Options.

6. Stock Awards

(a) General Requirements.  The Committee may issue or transfer Shares to an Eligible Person under a Stock Award, upon such terms and conditions as the Committee deems appropriate under this Section 6.  Shares issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and may be subject to restrictions or no restrictions, as determined by the Committee.  The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate, including restrictions based upon the achievement of specific performance goals.

(b) Number of Shares.  The Committee shall determine the number of Shares to be issued or transferred pursuant to a Stock Award and any restrictions applicable to such Shares.

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(c) Requirement of Employment or Service.  The Committee shall determine in the Grant Agreement under what circumstances a Participant may retain Stock Awards after termination of the Participant’s employment or service, and the circumstances under which Stock Awards shall be forfeited.

(d) Restrictions on Transfer.  For so long as Stock Awards are subject to restrictions, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the Shares granted thereby except upon death as described in Section 11(a) hereof.  Each certificate, or electronic book entry equivalent, for a Share granted pursuant to a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant.  The Participant shall be entitled to have the legend removed when all restrictions on such Shares have lapsed.  The Committee may retain possession of any stock certificates for Stock Awards until all restrictions on such Shares have lapsed.

(e) Rights to Vote and Receive Dividends.  The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to vote Shares subject to a Stock Award and/or to receive any dividends or other distributions paid on such Shares during any restriction period.  Without limiting the generality of the foregoing, the Committee may determine that a Participant’s entitlement to vote Shares subject to a Stock Award or to receive dividends or other distributions thereon shall be subject to the lapse of applicable restrictions, the achievement of performance goals or other conditions.

7. Other Stock-Based Awards.  The Committee may grant other awards that are cash-based or based on, measured by or payable in Shares to Eligible Persons, on such terms and conditions as the Committee deems appropriate under this Section 7.  Other Stock-Based Awards may be granted subject to achievement of performance goals or other conditions and may be payable in Shares or cash, or in a combination of the two, as determined by the Committee in the Grant Agreement.

8. Qualified Performance-Based Compensation

(a) Designation as Qualified Performance-Based Compensation.  The Committee may determine that Options, Stock Awards or Other Stock-Based Awards granted to an Employee shall be considered “qualified performance-based compensation” under Section 162(m) of the Code.  The provisions of this Section 8 shall apply to any such Grants that are to be considered “qualified performance-based compensation” under Section 162(m) of the Code.  To the extent that Grants designated as “qualified performance-based compensation” under Section 162(m) of the Code are made, no such Grant may be made as an alternative to another Grant that is not designated as “qualified performance based compensation” but instead must be separate and apart from all other Grants made.

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(b) Performance Goals.  When Grants that are to be considered “qualified performance-based compensation” are granted, the Committee shall establish in writing (i) the objective performance goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with this Plan and the requirements of Section 162(m) of the Code for “qualified performance-based compensation.” The performance goals shall satisfy the requirements for “qualified performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the performance goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met.  The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals, but the Committee may reduce the amount of compensation that is payable upon achievement of the designated performance goals.

(c) Criteria Used for Objective Performance Goals.  The Committee shall use objectively determinable performance goals based on one or more of the following criteria: Common Stock price, earnings per Share, net earnings or profits, operating earnings, return on assets, shareholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets, cash position or goals relating to acquisitions or divestitures.  The performance goals may relate to the Participant’s business unit or the performance of the Company, an Affiliate, or the Company and its Affiliates as a whole, or any combination of the foregoing.  Performance goals need not be uniform as among Participants.

(d) Timing of Establishment of Goals.  The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the earlier of (i) ninety (90) days after the beginning of the performance period or (ii) the date on which 25% of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code.

(e) Certification of Results.  The Committee shall certify and announce the results for the performance period to all Participants after the Company announces the Company’s financial results for the performance period.  The Committee shall determine the amount, if any, to be paid pursuant to each Grant based on the achievement of the performance goals and the terms of each Grant Agreement.

(f) Death, Disability or Other Circumstances.  The Committee may provide in the Grant Agreement that Grants shall be payable, in whole or in part, in the event that the Participant dies or becomes Disabled, a Change in Control occurs or under other circumstances consistent with the U.S. Department of the Treasury regulations and rulings under Section 162(m) and Section 409A of the Code.

9. Deferrals.  To the extent permitted by applicable law, including Section 409A of the Code and the corresponding U.S. Department of the Treasury regulations and rulings, the Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant in connection with any Grant.

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10. Withholding of Taxes.

(a) Required Withholding.  All Grants under this Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements.  The Company may (i) require that the Participant or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or (ii) to the extent permitted by applicable law, deduct from other wages paid by the Company or an Affiliate the amount of any withholding taxes due with respect to such Grants.

(b) Election to Withhold Shares.  If the Committee permits, a Participant may elect to satisfy the Company’s tax withholding obligation with respect to Grants paid in Shares by having Shares withheld, at the time such Grants become taxable, up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.  Such election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.  The value of the Shares to be withheld shall be based on the Fair Market Value of such Shares on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant shall be irrevocable and be made in writing and in such manner as determined by the Committee in advance of the day that the transaction becomes taxable.

11. Transferability of Grants.

(a) In General.  Except as provided in this Section, only the Participant or his or her legal guardian or representative may exercise rights under a Grant during the Participant’s lifetime.  Unless specifically allowed by the Committee and set forth in a Grant Agreement, a Participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate those rights except by will or by the laws of descent and distribution, or, with respect to Grants.  When a Participant dies, the Successor Participant may exercise such rights in accordance with the terms of this Plan.  A Successor Participant must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Participant’s will or under the applicable laws of descent and distribution.

(b) Transfer of Nonstatutory Options.  Notwithstanding the foregoing or any other provision of this Plan to the contrary, but subject to the consent of the Committee, to the extent permissible under Exchange Act Rule 16b-3, a Participant who is granted Nonstatutory Options pursuant to this Plan may transfer such Nonstatutory Options to his or her spouse, lineal ascendants, lineal descendants, or to trusts for their benefit, provided that the Nonstatutory Options so transferred may not again be transferred other than to the Participant originally receiving the grant of Nonstatutory Options or to an individual or trust to whom such Participant could have transferred Nonstatutory Options pursuant to this Section 11(b).  Nonstatutory Options that are transferred pursuant to this Section 11(b) shall be exercisable by the transferee subject to the same terms and conditions as would have applied to such Nonstatutory Options in the hands of the Participant originally receiving the Grant of such Nonstatutory Options.

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12. Consequences of a Change in Control.

(a) Notice and Acceleration.

(i) If and to the extent practicable, the Company shall provide written notice to each Participant with outstanding Grants of any proposed Change in Control not less than 15 days prior to its effective date, and (A) upon delivery of such notice, (1) all outstanding Options shall automatically vest and become exercisable, (2) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and (3) all outstanding Other Stock-Based Awards that are payable in Shares shall automatically vest and become payable, and (B) all outstanding Other Stock-Based Awards that are payable in cash shall vest and become payable as of the effective time of the Change in Control.

(ii) If Section 12(a)(i) does not apply, then (A) the Company shall, as soon as is reasonably practicable following a Change in Control, provide written notice thereof to each Participant with outstanding Grants, and (B) upon such Change in Control, (1) all outstanding Options shall automatically vest and become fully exercisable, (2) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse, and (3) all outstanding Other Stock-Based Awards that are payable in Shares or cash shall automatically vest and become payable in Shares or cash, respectively.

(b) Assumption of Obligations.  If the Company experiences a Change in Control in which it is not the surviving corporation (or survives only as a subsidiary of another corporation), then (i) all outstanding Options that have not been exercised in full prior to the effective time of the Change in Control shall be assumed by, or replaced with comparable options granted by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and (ii) the surviving corporation shall fulfill the Company’s obligations with respect to any other Grant that became payable pursuant to Section 12(a)(i) or Section 12(a)(ii) but which was not paid at or prior to the effective time of the Change in Control.

(c) Other Alternatives.  Notwithstanding subjection (a) or subjection (b) but subject to subsection (d) of this Section 12, in the event of a Change in Control, the Committee may take any of the following actions with respect to any or all outstanding Options, without the consent of any Participant:  (i) the Committee may require that Participants surrender their outstanding Options in exchange for a payment by the Company, in cash or Common Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value subject to the Participant’s unexercised Options exceeds the Option Price of the Options, or (ii) after giving Participants an opportunity to exercise their outstanding Options, the Committee may terminate any or all unexercised Options at such time as the Committee deems appropriate.  Such surrender, termination or settlement shall take place as of the date of the Change in Control or such other date as the Committee may specify.

(d) Committee.  The Committee making determinations under subsection (c) of this Section 12 must be comprised of the same members as those of the Committee immediately before the Change in Control.  If the Committee members do not meet this requirement, then the automatic provisions of subsections (a) and (b) of this Section 12 shall apply, and the Committee shall not have discretion to vary them.

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(e) Modifications.  The terms of this Section 12 may be varied by the Committee in any particular Grant Agreement.

13. Requirements for Issuance of Shares.  No Shares shall be issued or transferred in connection with any Grant unless and until all requirements applicable to the issuance of such Shares under applicable law and stock exchange requirements have been complied with to the satisfaction of the Committee.  The Committee shall have the right to condition any Grant made to any Participant hereunder on such Participant’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Shares as the Committee shall deem necessary or advisable, and certificates representing such Shares may be legended to reflect any such restrictions.  The Committee may require each person acquiring Shares pursuant to a Grant to represent to and agree with the Company in writing that such person is acquiring the Shares for investment purposes and without a view to the distribution thereof.  Certificates representing Shares issued or transferred under this Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a restrictive or other legend be placed thereon.

14. Voluntary Surrender.  The Committee may permit the voluntary surrender of all or any portion of any Nonstatutory Option granted under this Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of Shares as the Option surrendered, subject to the aggregate maximum number of Shares available under this Plan as set forth in Section 3(a) of this Plan, or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of this Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonstatutory Option surrendered.

15. Amendment and Termination of this Plan.

(a) Amendment.  The Board may amend or terminate this Plan at any time; provided, however, that the Board shall not amend this Plan without approval of the stockholders of the Company if such approval is required to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.  In addition, the Committee may at any time, in its sole discretion, alter or amend any or all of the outstanding Grant Agreements to the extent not prohibited by law.  Notwithstanding the foregoing, however, no amendment, alteration, or termination of this Plan or of any Grant Agreement shall, without the consent of the Participant, impair any rights or obligations under any Grant previously made to the Participant, unless the right to make such amendment, alternation or termination has been reserved in this Plan or the Grant Agreement, or except as provided in Section 16(b) hereof.

(b) No Repricing Without Shareholder Approval.  Notwithstanding anything in this Plan to the contrary, without the prior approval of the Company’s stockholders, no Grant under this Plan may be repriced, replaced, regranted through cancellation or modified if the effect would be to reduce the price to be paid for the Shares underlying such Grant; provided, however, that the foregoing shall not apply to any adjustment made to a Grant pursuant to Section 3(c) hereof.  In addition, without the prior approval of the Company’s stockholders, the Committee may not cancel an outstanding Grant that is underwater for the purpose of granting a replacement Grant of a different type.

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(c) Common Stockholder Approval for “Qualified Performance-Based Compensation”. If Options, Stock Awards or Other Stock-Based Awards are granted as “qualified performance-based compensation” under Section 8 hereof, and if additional Grants are to be made under Section 8 hereof and if required by Section 162(m) of the Code or the regulations thereunder, then this Plan must be reapproved by the Company’s stockholders no later than the first (1st) stockholders meeting that occurs in the fifth (5th) year following the year in which the stockholders previously approved the provisions of Section 8 hereof.

(d) Termination of Plan.  This Plan shall terminate on the day immediately preceding the 10th anniversary of its Effective Date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the Company’s stockholders.  The termination of this Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant.

16. Miscellaneous.

(a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan.  Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for a grant made by such corporation.  The terms and conditions of the substitute Grants may vary from the terms and conditions required by this Plan and from those of the substituted stock incentives.  The Committee shall prescribe the provisions of the substitute Grants.

(b) Compliance with Law.  This Plan, the exercise of Options and the obligations of the Company to issue or transfer Shares under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required.  With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act.  In addition, it is the intent of the Company that this Plan and applicable Grants comply with or satisfy an exemption from the applicable provisions of Sections 162(m), 409A and 422 of the Code, and this Plan and all Grants shall be administered in a manner which complies with or satisfy an exemption from, and all interpretations, decisions and determinations by the Committee shall be construed as though intended to comply with or satisfy an exemption from, such sections.  To the extent that any legal requirement of Section 16 of the Exchange Act or Sections 162(m), 409A or 422 of the Code as set forth in this Plan ceases to be required under Section 16 of the Exchange Act or Sections 162(m), 409A or 422 of the Code, that Plan provision shall cease to apply.  Notwithstanding anything to the contrary contained in this Plan, or in any Grant Agreement, but subject to any stockholder approval requirements imposed by applicable law, the Board may amend this Plan and the Committee may amend or cancel any Grant, to take effect retroactively or otherwise, without the consent of the holders of outstanding Grants as deemed necessary or advisable for the purpose of conforming this Plan and/or a Grant to, or exempting this Plan and/or any Grant from, Sections 162(m), 409A and/or 422 of the Code and/or any other present or future law relating to plans of this or similar nature and to the administrative regulations and rulings promulgated thereunder.  The Committee may also adopt rules regarding the withholding of taxes on payments to Participants.  The Committee may, in its sole discretion, agree to limit its authority under this Section 16.

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(c) Enforceability.  This Plan shall be binding upon and enforceable against the Company and its successors and assigns.

(d) Funding of this Plan; Limitation on Rights.  This Plan shall be unfunded.  Neither the Company nor any other company shall be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.  Nothing contained in this Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company or any other company and any Participant or any other person.  No Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company or any other company.  To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Other Compensation Arrangements; Claim to Options; Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. Nothing in this Plan shall entitle any Eligible Person or other person to any claim or right to receive a Grant under this Plan.  Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employment or service of the Company or any of its Affiliates.

(f) No Liability of Committee Members.  No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or Director of the Company to whom any duty or power relating to the administration or interpretation of this Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with this Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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(g) No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to this Plan or any Grant.  The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

(h) Employees Subject to Taxation Outside the United States.  With respect to Participants who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(i) Governing Law.  The validity, construction, interpretation and effect of this Plan and Grant Agreements issued under this Plan shall be governed and construed by and determined in accordance with the laws of the State of Maryland, without giving effect to the conflict of laws provisions thereof that would apply the law of a another state.

(j) Relationship to Other Benefits.  No payment under this Plan shall be taken into account in determining any contributions or benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

(k) Expenses.  The expenses of administering this Plan shall be borne by the Company and its Affiliates.

(l) Pronouns.  Masculine pronouns and other words of masculine gender shall refer to both men and women.

(m) Titles and Headings.  The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.

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APPENDIX B

BAY BANCORP, INC.
2328 WEST JOPPA ROAD, SUITE 325
LUTHERVLLE, MD 21093

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Pierre Abushacra
02 Robert J. Aumiller
03 Steven K. Breeden
04 Mark M. Caplan
05 Michael J. Chiaramonte
06 Harold I. Hackerman
07 Eric D. Hovde
08 Charles L. Maskell, Jr.
09 Joseph J. Thomas

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. Approve the Bay Bancorp, Inc. 2015 Equity Compensation Plan.	☐	☐	☐
3. Ratify the appointment of McGladry, LLP as the Company's independent registered public accounting firm for 2015.	☐	☐	☐
4 Adopt a non-binding advisory resolution approving the compensation of the Company's named executive officers for 2014.	☐	☐	☐

NOTE: The proxy holders are hereby authorized to exercise discretionary voting authority with respect to any other matter that may properly come before the meeting and any adjournments or postponements thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000245089_1 R1.0.0.51160

ANNUAL MEETING OF STOCKHOLDERS OF
BAY BANCORP, INC.
May 27, 2015

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is/are available at www.proxyvote.com .

BAY BANCORP, INC.
Annual Meeting of Stockholders
May 27, 2015 10:00 AM
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF BAY BANCORP, INC.

The undersigned stockholder(s) of Bay Bancorp, Inc., a Maryland corporation (the "Company"), hereby appoints Robert J. Aumiller, Mark M. Caplan and Harold I. Hackerman, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Company to be held at 7151 Columbia Gateway Drive, Suite A., Columbia, Maryland on May 27, 2015, at 10:00 a.m., prevailing local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement dated April 15, 2015 and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" the election of each of the nominees for director and "for" each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

0000245089_2 R1.0.0.51160

Continued and to be signed on reverse side